UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21497

AB CORPORATE SHARES

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2017

Date of reporting period: April 30, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

APR    04.30.17

ANNUAL REPORT

AB CORPORATE INCOME SHARES

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Corporate Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CORPORATE INCOME SHARES | 1

ANNUAL REPORT

June 7, 2017

This report provides management’s discussion of fund performance for AB Corporate Income Shares for the annual reporting period ended April 30, 2017. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The Fund’s investment objective is to earn high current income.

NAV RETURNS AS OF APRIL 30, 2017 (unaudited)

	6 Months	12 Months
AB CORPORATE INCOME SHARES[1]	0.15%	3.08%
Bloomberg Barclays US Credit Bond Index	0.13%	2.74%

1	Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of the Fund for the six- and 12-month periods ended April 30, 2017, by 0.01% and 0.01%, respectively.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Credit Bond Index, for the six- and 12-month periods ended April 30, 2017.

During the 12-month period, the Fund outperformed the benchmark. Security selection drove the outperformance, relative to the benchmark. Gains from selections within the technology, banking, non-government guaranteed agencies and insurance sectors outweighed losses from selections in basic industries. Industry allocation bolstered returns further. An underweight in government guaranteed agencies and an overweight in basic industries contributed, while an exposure to Treasuries detracted. Yield-curve positioning was also positive because of an overweight in six- to seven-year maturities and underweight along the long end of the curve. These gains more than offset losses from overweights in the four- to five-year and seven- to 10-year parts of the curve.

During the six-month period, the Fund outperformed the benchmark. Yield-curve positioning contributed to relative performance, as gains from an underweight to longer maturities more than offset losses from an overweight along the intermediate part of the curve. Industry allocation was also positive, benefiting from a lack of exposure to supranationals and an underweight in government guaranteed agencies. An allocation to Treasuries took back some of these gains. Security selection also detracted. Positive returns from selections within sovereigns, non-government

2 | AB CORPORATE INCOME SHARES	abfunds.com

guaranteed agencies and technology were outweighed by negative returns from selections within the energy and basic industries sectors.

The Fund utilized derivatives in the form of interest rate swaps for hedging purposes and credit default swaps for investment purposes during both periods, which had an immaterial impact on performance, in absolute terms.

MARKET REVIEW AND INVESTMENT STRATEGY

Bond markets rallied over the 12-month period, but were volatile in the latter half of the period. Political events had a significant impact on bond markets during both periods. In the US, Donald Trump’s presidential election victory and the promise of fiscal stimulus, a retreat from globalization and relaxed regulation were treated as positive developments by financial markets, though uncertainty regarding the specific details remained high. UK Prime Minister Theresa May surprised investors when she called for a snap parliamentary election three years ahead of schedule, in an effort to firm up the country’s mandate going into Brexit negotiations. The benign first-round outcome of the French presidential elections quelled some geopolitical uncertainty and renewed appetite for risk assets. Markets, especially in Europe, rallied on the news. The 10-year US Treasury yield rose almost half a percent to end higher at 2.28%. The 10-year German bund yield also rose through both periods, though only modestly in the latter, ending at 0.32%.

European central banks generally maintained an easing bias through the 12-month period, while the US Federal Reserve raised interest rates for the second and third time since the financial crisis in 2008. Accelerating trade and waning inflationary pressures contributed to a rally in emerging-market debt. Yields in developed markets had varying performance in both periods, generally rising in the US, Japan and Canada, and moving in different directions elsewhere, though longer maturities broadly rose. Developed-market treasuries, investment-grade credit securities and emerging-market local-currency government bonds rebounded over the 12-month period, but experienced volatility in the latter half. Global high yield rallied in both periods, during which sector performance was almost uniformly positive; energy and basics were the best performers in each period, benefiting from oil price increases. Consumer-related sectors generally lagged the rising markets, with pharmaceuticals one of the few sectors to fall in both periods.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in US corporate bonds. The Fund may also invest in US government securities (other than US government securities that are

(continued on next page)

abfunds.com	AB CORPORATE INCOME SHARES | 3

mortgage-backed or asset-backed securities), repurchase agreements and forward contracts relating to US government securities. The Fund normally invests all of its assets in securities that are rated, at the time of purchase, at least BBB- or the equivalent. The Fund will not invest in unrated corporate debt securities. The Fund has the flexibility to invest in long- and short-term fixed-income securities. In making decisions about whether to buy or sell securities, the Adviser will consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions and the credit quality of individual issuers.

The Fund also may: invest in convertible debt securities; invest up to 10% of its assets in inflation-indexed securities; invest up to 5% of its net assets in preferred stock; purchase and sell interest rate futures contracts and options; enter into swap transactions; invest in zero-coupon securities and “payment-in-kind” debentures; make secured loans of portfolio securities; and invest in US dollar-denominated fixed-income securities issued by non-US companies.

4 | AB CORPORATE INCOME SHARES	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Credit Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays US Credit Bond Index represents the performance of the US credit securities within the US fixed-income market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates ends. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

abfunds.com	AB CORPORATE INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

6 | AB CORPORATE INCOME SHARES	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

4/30/07 TO 4/30/17

This chart illustrates the total value of an assumed $10,000 investment in AB Corporate Income Shares (from 4/30/07 to 4/30/17) as compared to the performance of the Fund’s benchmark.

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2017 (unaudited)

NAV Returns
1 Year	3.08%
5 Years	4.36%
10 Years	6.04%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2017 (unaudited)

NAV Returns
1 Year	3.26%
5 Years	4.47%
10 Years	5.99%

The prospectus fee table shows the fees and the total fund operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

abfunds.com	AB CORPORATE INCOME SHARES | 7

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$1,001.50	$0	0.00%
Hypothetical**	$1,000	$1,024.79	$0	0.00%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

April 30, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $74.2

1	All data are as of April 30, 2017. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

abfunds.com	AB CORPORATE INCOME SHARES | 9

PORTFOLIO OF INVESTMENTS

April 30, 2017

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 81.0%
Industrial – 45.3%
Basic – 2.6%
Alpek SAB de CV 4.50%, 11/20/22(a)	$200	$203,750
BHP Billiton Finance USA Ltd. 6.42%, 3/01/26	67	81,872
Celulosa Arauco y Constitucion SA 4.50%, 8/01/24	200	205,998
Dow Chemical Co. (The) 4.25%, 11/15/20	186	197,268
EI du Pont de Nemours & Co.
2.20%, 5/01/20	91	91,100
6.00%, 7/15/18	150	157,557
Georgia-Pacific LLC 5.40%, 11/01/20(a)	110	120,784
Glencore Funding LLC
4.125%, 5/30/23(a)	100	102,662
4.625%, 4/29/24(a)	120	125,820
International Paper Co. 3.00%, 2/15/27	125	119,046
Monsanto Co. 2.85%, 4/15/25	155	149,403
Mosaic Co. (The) 5.625%, 11/15/43	65	67,191
Southern Copper Corp. 3.875%, 4/23/25	180	182,524
Vale Overseas Ltd.
6.25%, 8/10/26	10	10,916
6.875%, 11/21/36	90	97,380
Yamana Gold, Inc. 4.95%, 7/15/24	48	48,480

		1,961,751

Capital Goods – 1.9%
Caterpillar Financial Services Corp. 1.35%, 5/18/19	160	158,123
Caterpillar, Inc. 3.40%, 5/15/24	230	239,409
General Electric Co.
4.50%, 3/11/44	115	125,512
4.65%, 10/17/21	165	182,287
Series D
5.00%, 1/21/21(b)	104	109,985
John Deere Capital Corp.
2.30%, 9/16/19	150	151,466
2.80%, 3/06/23	155	156,466

10 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Molex Electronic Technologies LLC 2.878%, 4/15/20(a)	$130	$131,014
Rockwell Collins, Inc. 1.95%, 7/15/19	120	120,142

		1,374,404

Communications - Media – 5.1%
21st Century Fox America, Inc.
3.00%, 9/15/22	335	339,881
8.875%, 4/26/23	125	161,950
CBS Corp.
3.375%, 3/01/22	172	177,750
4.90%, 8/15/44	20	20,521
5.75%, 4/15/20	125	137,414
Charter Communications Operating LLC/Charter Communications Operating Capital
4.908%, 7/23/25	275	294,195
6.484%, 10/23/45	55	64,391
Comcast Corp. 2.85%, 1/15/23	250	252,560
Cox Communications, Inc. 3.35%, 9/15/26(a)	238	234,061
Grupo Televisa SAB 6.625%, 3/18/25	210	245,796
NBCUniversal Enterprise, Inc. 1.974%, 4/15/19(a)	390	391,279
Omnicom Group, Inc.
3.60%, 4/15/26	102	102,648
4.45%, 8/15/20	100	106,633
Scripps Networks Interactive, Inc. 2.75%, 11/15/19	68	68,784
Thomson Reuters Corp. 4.30%, 11/23/23	145	154,487
Time Warner Cable LLC
4.50%, 9/15/42	65	59,933
5.875%, 11/15/40	30	32,454
6.55%, 5/01/37	24	27,869
Time Warner, Inc.
3.60%, 7/15/25	250	249,002
4.00%, 1/15/22	140	147,216
4.70%, 1/15/21	60	64,524
6.25%, 3/29/41	35	40,499
Viacom, Inc.
3.875%, 12/15/21	187	195,149
4.375%, 3/15/43	42	37,269
Walt Disney Co. (The) 0.875%, 7/12/19	165	162,235

		3,768,500

abfunds.com	AB CORPORATE INCOME SHARES | 11

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 3.4%
Ameritech Capital Funding Corp. 6.55%, 1/15/28	$130	$149,853
AT&T, Inc.
3.00%, 6/30/22	195	194,969
3.40%, 5/15/25	310	301,701
4.125%, 2/17/26	317	322,890
4.75%, 5/15/46	114	106,669
5.45%, 3/01/47	60	61,931
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.36%, 9/20/21(a)	200	201,760
Telefonica Emisiones SAU 5.213%, 3/08/47	150	155,142
Verizon Communications, Inc.
2.625%, 8/15/26	249	228,328
3.50%, 11/01/24	450	450,139
3.85%, 11/01/42	245	205,636
4.862%, 8/21/46	80	77,613
5.50%, 3/16/47	65	68,821

		2,525,452

Consumer Cyclical - Automotive – 2.4%
American Honda Finance Corp. 1.20%, 7/12/19	165	162,771
Ford Motor Credit Co. LLC 3.336%, 3/18/21	210	213,324
3.81%, 1/09/24	200	201,882
5.875%, 8/02/21	375	417,686
General Motors Co. 4.875%, 10/02/23	50	53,326
General Motors Financial Co., Inc. 3.50%, 7/10/19	230	235,867
3.70%, 5/09/23	90	90,455
4.00%, 1/15/25	46	46,352
4.30%, 7/13/25	50	50,885
5.25%, 3/01/26	75	80,945
Hyundai Capital America 2.55%, 4/03/20(a)	102	102,030
Nissan Motor Acceptance Corp. 2.25%, 1/13/20(a)	150	150,413

		1,805,936

Consumer Cyclical - Other – 0.5%
Marriott International, Inc./MD 3.00%, 3/01/19	151	153,476
Owens Corning 7.00%, 12/01/36(c)	60	74,966

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wyndham Worldwide Corp. 2.50%, 3/01/18	$115	$115,533

		343,975

Consumer Cyclical - Restaurants – 0.2%
McDonald’s Corp. 6.30%, 10/15/37	100	125,831

Consumer Cyclical - Retailers – 1.7%
Advance Auto Parts, Inc. 4.50%, 12/01/23	115	122,338
AutoNation, Inc. 4.50%, 10/01/25	60	62,390
CVS Health Corp. 2.125%, 6/01/21	160	157,971
Dollar General Corp. 3.25%, 4/15/23	120	121,346
Home Depot, Inc. (The) 5.40%, 9/15/40	130	157,420
5.875%, 12/16/36	30	38,283
Lowe’s Cos., Inc. 3.70%, 4/15/46	160	150,936
Wal-Mart Stores, Inc. 5.25%, 9/01/35	125	150,136
Walgreens Boots Alliance, Inc. 3.10%, 6/01/23	125	125,799
3.30%, 11/18/21	193	198,614

		1,285,233

Consumer Non-Cyclical – 11.9%
Abbott Laboratories 3.25%, 4/15/23	400	403,096
AbbVie, Inc. 1.80%, 5/14/18	150	150,199
2.90%, 11/06/22	100	100,408
3.20%, 5/14/26	9	8,775
4.70%, 5/14/45	60	60,446
Actavis Funding SCS 3.00%, 3/12/20	90	91,810
Altria Group, Inc. 4.75%, 5/05/21	370	403,067
Amgen, Inc. 2.70%, 5/01/22	120	120,756
3.125%, 5/01/25	160	158,899
3.45%, 10/01/20	175	182,430
4.40%, 5/01/45	90	88,762
Anheuser-Busch InBev Finance, Inc. 2.65%, 2/01/21	300	303,537
3.65%, 2/01/26	296	302,400

abfunds.com	AB CORPORATE INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Baxalta, Inc. 3.60%, 6/23/22	$131	$134,879
Becton Dickinson and Co. 2.675%, 12/15/19	37	37,306
3.25%, 11/12/20	79	80,588
3.734%, 12/15/24	17	17,117
Biogen, Inc. 3.625%, 9/15/22	92	95,868
4.05%, 9/15/25	90	94,350
Bunge Ltd. Finance Corp. 3.50%, 11/24/20	174	179,352
Celgene Corp. 3.625%, 5/15/24	110	112,708
Conagra Brands, Inc. 3.20%, 1/25/23	32	32,309
Express Scripts Holding Co. 3.50%, 6/15/24	125	123,723
Gilead Sciences, Inc.
1.85%, 9/04/18	120	120,349
3.50%, 2/01/25	40	40,640
3.65%, 3/01/26	260	264,576
4.60%, 9/01/35	100	104,281
JM Smucker Co. (The) 2.50%, 3/15/20	42	42,486
3.00%, 3/15/22	65	66,223
Kraft Heinz Foods Co. 3.50%, 6/06/22	215	221,985
Laboratory Corp. of America Holdings 3.20%, 2/01/22	42	42,595
3.60%, 2/01/25	41	40,996
McKesson Corp. 4.75%, 3/01/21	140	150,571
7.50%, 2/15/19	105	114,825
Medtronic Global Holdings SCA 1.70%, 3/28/19	90	89,967
Medtronic, Inc. 2.50%, 3/15/20	150	152,745
3.15%, 3/15/22	280	289,932
Merck & Co., Inc. 2.75%, 2/10/25	500	498,600
Mondelez International Holdings Netherlands BV 1.625%, 10/28/19(a)	200	197,236
Mylan NV 3.75%, 12/15/20(c)	146	150,894
3.95%, 6/15/26	100	98,947
Mylan, Inc. 2.60%, 6/24/18	140	140,973

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

PepsiCo, Inc. 4.875%, 11/01/40	$110	$124,389
Perrigo Co. PLC 4.00%, 11/15/23	200	206,824
Pfizer, Inc. 1.95%, 6/03/21	250	249,607
Philip Morris International, Inc. 2.00%, 2/21/20	300	300,288
Reynolds American, Inc. 3.25%, 6/12/20	57	58,808
4.85%, 9/15/23	40	43,951
Shire Acquisitions Investments Ireland DAC 2.875%, 9/23/23	115	112,794
Sigma Alimentos SA de CV 4.125%, 5/02/26(a)	200	197,300
Smithfield Foods, Inc. 3.35%, 2/01/22(a)	65	65,274
Stryker Corp. 2.625%, 3/15/21	193	194,897
Teva Pharmaceutical Finance Co. BV 2.95%, 12/18/22	70	68,652
Teva Pharmaceutical Finance Netherlands III BV 2.80%, 7/21/23	162	156,448
3.15%, 10/01/26	86	79,848
Thermo Fisher Scientific, Inc. 2.15%, 12/14/18	150	150,634
Tyson Foods, Inc. 2.65%, 8/15/19	89	89,839
3.95%, 8/15/24	75	77,018
4.50%, 6/15/22	110	117,414
Whirlpool Corp. 3.70%, 3/01/23	120	124,450
Wyeth LLC 6.00%, 2/15/36	100	124,123
Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20	190	192,183

		8,846,347

Energy – 7.6%
Anadarko Finance Co. Series B 7.50%, 5/01/31	45	57,742
Anadarko Petroleum Corp. 3.45%, 7/15/24	35	34,600
6.20%, 3/15/40	35	40,315
Apache Finance Canada Corp. 7.75%, 12/15/29	35	46,486

abfunds.com	AB CORPORATE INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Boardwalk Pipelines LP 4.95%, 12/15/24	$65	$69,283
BP Capital Markets PLC 2.75%, 5/10/23	185	184,247
Canadian Natural Resources Ltd. 3.90%, 2/01/25	115	116,286
6.50%, 2/15/37	20	23,119
Chevron Corp. 2.954%, 5/16/26	90	89,754
ConocoPhillips Co. 3.35%, 5/15/25	60	60,781
5.95%, 3/15/46	45	56,669
ConocoPhillips Holding Co. 6.95%, 4/15/29	101	131,819
Devon Energy Corp. 3.25%, 5/15/22	195	195,805
Ecopetrol SA 5.875%, 9/18/23-5/28/45	102	106,109
Enable Midstream Partners LP 4.40%, 3/15/27	60	59,854
Enbridge Energy Partners LP 4.20%, 9/15/21	100	104,683
5.875%, 10/15/25	60	68,395
Encana Corp. 3.90%, 11/15/21	70	71,936
Energy Transfer Partners LP/old 3.60%, 2/01/23	125	125,830
6.05%, 6/01/41	65	69,004
Enterprise Products Operating LLC 3.70%, 2/15/26	175	177,427
3.75%, 2/15/25	140	143,128
4.90%, 5/15/46	45	47,014
Halliburton Co. 3.50%, 8/01/23	63	64,665
3.80%, 11/15/25	315	323,782
Hess Corp. 3.50%, 7/15/24	36	34,925
4.30%, 4/01/27	102	101,561
7.875%, 10/01/29	23	28,553
Husky Energy, Inc. 4.00%, 4/15/24	65	66,535
Kerr-McGee Corp. 6.95%, 7/01/24	50	59,334
Kinder Morgan Energy Partners LP 3.45%, 2/15/23	145	145,262
5.30%, 9/15/20	55	59,476
6.375%, 3/01/41	20	22,273

16 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kinder Morgan, Inc./DE 5.05%, 2/15/46	$175	$174,204
Marathon Oil Corp. 3.85%, 6/01/25	60	59,500
6.80%, 3/15/32	35	40,434
Marathon Petroleum Corp. 5.125%, 3/01/21	120	130,170
5.85%, 12/15/45	65	65,762
MPLX LP 4.875%, 12/01/24	60	64,105
Nabors Industries, Inc. 5.50%, 1/15/23(a)	153	154,798
Noble Energy, Inc. 3.90%, 11/15/24	100	102,188
4.15%, 12/15/21	65	68,774
Occidental Petroleum Corp. 3.40%, 4/15/26	125	126,449
ONEOK Partners LP 3.375%, 10/01/22	55	55,497
4.90%, 3/15/25	30	32,146
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24	176	173,320
4.65%, 10/15/25	90	94,060
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23	120	124,849
5.00%, 10/01/22	55	58,675
Sabine Pass Liquefaction LLC 4.20%, 3/15/28(a)	90	90,119
5.00%, 3/15/27(a)	85	89,769
Shell International Finance BV 4.375%, 5/11/45	80	82,080
Spectra Energy Capital LLC 8.00%, 10/01/19	23	25,832
Spectra Energy Partners LP 2.95%, 9/25/18	77	77,995
4.50%, 3/15/45	50	48,294
4.60%, 6/15/21	75	79,806
Suncor Energy, Inc. 6.50%, 6/15/38	27	34,211
Sunoco Logistics Partners Operations LP 3.90%, 7/15/26	100	99,020
Valero Energy Corp. 3.40%, 9/15/26	110	106,625

abfunds.com	AB CORPORATE INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Williams Partners LP 3.60%, 3/15/22	$200	$204,084
3.90%, 1/15/25	69	69,965
5.80%, 11/15/43	55	59,868
Williams Partners LP/ACMP Finance Corp. 4.875%, 5/15/23	40	41,136

		5,620,387

Services – 2.0%
Amazon.com, Inc. 4.80%, 12/05/34	135	151,258
eBay, Inc. 2.60%, 7/15/22	160	158,614
3.80%, 3/09/22	150	156,759
Moody’s Corp. 2.75%, 7/15/19	229	232,263
4.875%, 2/15/24	100	110,049
S&P Global, Inc. 4.00%, 6/15/25	140	146,692
4.40%, 2/15/26	111	118,785
Total System Services, Inc. 2.375%, 6/01/18	105	105,376
3.80%, 4/01/21	66	68,703
Verisk Analytics, Inc. 5.50%, 6/15/45	60	65,500
Visa, Inc. 2.80%, 12/14/22	150	152,666

		1,466,665

Technology – 5.7%
Analog Devices, Inc. 3.50%, 12/05/26	125	125,305
Apple, Inc. 2.85%, 5/06/21	415	427,039
3.45%, 2/09/45	210	191,360
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24(a)	167	169,440
3.875%, 1/15/27(a)	163	165,331
Cisco Systems, Inc. 5.90%, 2/15/39	45	57,920
Dell International LLC/EMC Corp. 4.42%, 6/15/21(a)	250	262,572
6.02%, 6/15/26(a)	50	54,995
DXC Technology Co. 2.875%, 3/27/20(a)	104	105,152

18 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Fidelity National Information Services, Inc. 3.00%, 8/15/26	$95	$90,989
3.875%, 6/05/24	70	72,500
Hewlett Packard Enterprise Co. 6.35%, 10/15/45(c)	50	51,973
HP, Inc. 3.75%, 12/01/20	14	14,627
4.30%, 6/01/21	80	84,608
4.375%, 9/15/21	25	26,605
4.65%, 12/09/21	89	96,056
Intel Corp. 3.70%, 7/29/25	120	126,326
4.90%, 7/29/45	45	50,951
International Business Machines Corp. 2.25%, 2/19/21	275	277,054
KLA-Tencor Corp. 4.65%, 11/01/24	134	143,915
Lam Research Corp. 2.75%, 3/15/20	115	116,569
Microsoft Corp. 3.45%, 8/08/36	320	308,355
NVIDIA Corp. 2.20%, 9/16/21	150	148,196
Oracle Corp.
3.875%, 7/15/20	250	264,857
3.90%, 5/15/35	175	175,980
QUALCOMM, Inc. 2.25%, 5/20/20	150	150,904
Seagate HDD Cayman 4.25%, 3/01/22(a)	125	124,779
4.75%, 1/01/25	45	43,902
4.875%, 6/01/27	80	77,181
Texas Instruments, Inc. 1.75%, 5/01/20	115	114,631
Xerox Corp. 2.80%, 5/15/20	95	94,827

		4,214,899

Transportation - Railroads – 0.1%
Burlington Northern Santa Fe LLC 4.55%, 9/01/44	85	90,856

Transportation - Services – 0.2%
ERAC USA Finance LLC 3.85%, 11/15/24(a)	145	148,107

		33,578,343

abfunds.com	AB CORPORATE INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Financial Institutions – 30.9%
Banking – 23.0%
American Express Credit Corp. 2.70%, 3/03/22	$150	$151,031
Series G 2.25%, 8/15/19	180	181,382
Banco Santander SA 3.50%, 4/11/22	200	201,910
Bank of America Corp.
2.881%, 4/24/23	155	154,595
3.824%, 1/20/28	150	151,197
3.875%, 8/01/25	125	127,978
4.00%, 1/22/25	615	620,264
4.10%, 7/24/23	400	421,156
4.20%, 8/26/24	60	61,784
5.00%, 5/13/21	235	255,934
Barclays PLC
3.65%, 3/16/25	400	394,008
3.684%, 1/10/23	200	203,218
BB&T Corp. 5.25%, 11/01/19	275	295,597
Capital One Bank USA, NA 3.375%, 2/15/23	275	276,840
Capital One NA/Mclean VA 2.35%, 1/31/20	250	250,288
Citigroup, Inc.
2.65%, 10/26/20	285	287,365
3.70%, 1/12/26	285	287,186
3.875%, 3/26/25	90	90,116
3.887%, 1/10/28	245	247,994
4.40%, 6/10/25	280	288,495
5.875%, 1/30/42	75	91,898
Citizens Bank NA/Providence RI 2.25%, 3/02/20	250	250,292
Compass Bank 5.50%, 4/01/20	110	116,815
Cooperatieve Rabobank UA
4.375%, 8/04/25	250	260,060
11.00%, 6/30/19(a)(b)	130	151,982
Credit Suisse Group AG 4.282%, 1/09/28(a)	250	254,540
Deutsche Bank AG Series G 3.375%, 5/12/21	61	61,375
Discover Bank 3.10%, 6/04/20	250	255,422

20 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Fifth Third Bancorp 3.50%, 3/15/22	$31	$32,116
Goldman Sachs Group, Inc. (The)
3.75%, 5/22/25-2/25/26	490	497,846
3.85%, 7/08/24	350	361,308
4.25%, 10/21/25	325	334,399
5.95%, 1/15/27	75	86,732
HSBC Holdings PLC
3.90%, 5/25/26	400	410,124
4.041%, 3/13/28	200	203,996
4.375%, 11/23/26	200	204,708
4.875%, 1/14/22	225	244,712
HSBC USA, Inc. 2.75%, 8/07/20	100	101,427
Huntington National Bank (The) 2.00%, 6/30/18	300	300,708
ING Groep NV 3.15%, 3/29/22	200	202,966
JPMorgan Chase & Co.
2.295%, 8/15/21	323	320,687
2.776%, 4/25/23	280	279,395
3.125%, 1/23/25	640	634,381
3.782%, 2/01/28	290	294,602
3.875%, 9/10/24	160	163,632
Lloyds Banking Group PLC 4.582%, 12/10/25	200	206,592
Mitsubishi UFJ Financial Group, Inc. 3.85%, 3/01/26	200	207,934
Morgan Stanley
3.125%, 7/27/26	390	376,108
3.625%, 1/20/27	305	305,634
Series G 3.75% MS, 2/25/23	120	124,524
4.00%, 7/23/25	103	106,678
4.35%, 9/08/26	100	103,362
5.50%, 7/24/20	395	431,905
Nationwide Building Society 4.00%, 9/14/26(a)	250	247,495
Northgroup Preferred Capital Corp. 6.378%, 10/15/17(a)(b)	68	67,452
People’s United Financial, Inc. 3.65%, 12/06/22	83	84,893
PNC Bank NA 2.95%, 1/30/23	250	252,637
Santander Holdings USA, Inc.
2.65%, 4/17/20	200	199,578
3.45%, 8/27/18	130	132,074

abfunds.com	AB CORPORATE INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Santander UK Group Holdings PLC 3.571%, 1/10/23	$200	$201,854
Standard Chartered PLC 4.30%, 2/19/27(a)	200	200,910
State Street Corp. 4.956%, 3/15/18	240	246,418
Sumitomo Mitsui Banking Corp. 1.966%, 1/11/19	250	249,910
Sumitomo Mitsui Trust Bank Ltd. 2.05%, 3/06/19(a)	200	199,862
SunTrust Bank/Atlanta GA 7.25%, 3/15/18	145	151,596
UBS Group Funding Jersey Ltd. 4.125%, 4/15/26(a)	405	417,729
US Bancorp Series J 5.30%, 4/15/27(b)	27	27,985
Wells Fargo & Co.
3.00%, 10/23/26	625	601,869
3.069%, 1/24/23	228	230,579
3.30%, 9/09/24	200	201,782
4.75%, 12/07/46	30	30,968
Series G 4.30%, 7/22/27	360	376,528
Zions Bancorporation 4.50%, 6/13/23	13	13,486

		17,062,803

Brokerage – 0.2%
TD Ameritrade Holding Corp. 2.95%, 4/01/22	115	117,111

Finance – 0.7%
GE Capital International Funding Co. Unlimited Co. 4.418%, 11/15/35	200	213,714
International Lease Finance Corp. 6.25%, 5/15/19	90	96,889
Peachtree Corners Funding Trust 3.976%, 2/15/25(a)	110	111,258
Synchrony Financial 2.70%, 2/03/20	110	110,703

		532,564

Insurance – 3.9%
Allstate Corp. (The) 6.50%, 5/15/57	84	96,197
American International Group, Inc. 8.175%, 5/15/58	65	83,715

22 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Anthem, Inc. 7.00%, 2/15/19	$255	$276,440
Aon Corp. 8.205%, 1/01/27	100	128,822
Aon PLC 4.60%, 6/14/44	70	69,373
Chubb Corp. (The) 3.408% (LIBOR 3 Month + 2.25%), 4/15/37(d)	80	79,096
Cigna Corp.
4.00%, 2/15/22	175	184,825
7.875%, 5/15/27	65	86,776
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(a)	42	59,451
Hartford Financial Services Group, Inc. (The)
5.50%, 3/30/20	100	108,693
6.10%, 10/01/41	45	54,917
Lincoln National Corp.
4.85%, 6/24/21	200	216,326
8.75%, 7/01/19	26	29,530
MetLife Capital Trust IV 7.875%, 12/15/37(a)	150	191,275
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	55	89,697
Progressive Corp. (The) 6.70%, 6/15/37	54	54,176
Prudential Financial, Inc.
4.50%, 11/15/20	169	181,873
5.375%, 5/15/45	100	105,517
Series B 5.75%, 7/15/33	135	159,908
Reliance Standard Life Global Funding II 2.50%, 4/24/19(a)	140	140,905
Swiss Re America Holding Corp. 7.00%, 2/15/26	90	111,479
UnitedHealth Group, Inc.
3.75%, 7/15/25	230	241,799
3.875%, 10/15/20	170	179,489

		2,930,279

REITS – 3.1%
Alexandria Real Estate Equities, Inc. 3.90%, 6/15/23	100	102,822
American Tower Corp. 4.50%, 1/15/18	40	40,747
EPR Properties
4.75%, 12/15/26	20	20,482
5.25%, 7/15/23	175	185,600

abfunds.com	AB CORPORATE INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Essex Portfolio LP
3.25%, 5/01/23	$56	$56,115
3.375%, 1/15/23	125	126,125
HCP, Inc. 3.875%, 8/15/24	150	151,458
Hospitality Properties Trust 4.50%, 6/15/23	95	99,222
Mid-America Apartments LP 3.75%, 6/15/24	115	117,747
Omega Healthcare Investors, Inc. 4.50%, 1/15/25	108	108,256
Realty Income Corp.
3.00%, 1/15/27	50	47,384
5.75%, 1/15/21	210	231,508
Simon Property Group LP 2.20%, 2/01/19	183	184,212
Spirit Realty LP 4.45%, 9/15/26(a)	65	64,568
VEREIT Operating Partnership LP 3.00%, 2/06/19	60	60,348
Vornado Realty LP 5.00%, 1/15/22	215	233,604
Washington Real Estate Investment Trust 4.95%, 10/01/20	140	147,940
Welltower, Inc.
4.00%, 6/01/25	85	87,191
4.25%, 4/01/26	95	98,835
Weyerhaeuser Co. 4.625%, 9/15/23	120	130,388

		2,294,552

		22,937,309

Utility – 4.8%
Electric – 4.2%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36	150	188,070
CMS Energy Corp. 6.25%, 2/01/20	165	181,761
Consolidated Edison Co. of New York, Inc.
4.45%, 6/15/20	100	107,243
Series 07-A 6.30%, 8/15/37	30	38,962
Consolidated Edison, Inc. 2.00%, 5/15/21	103	101,484
Dominion Resources, Inc./VA
4.70%, 12/01/44	135	140,586
Series A 1.875%, 1/15/19	150	149,619

24 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Duke Energy Corp. 2.10%, 6/15/18	$245	$245,865
Duke Energy Progress LLC 3.00%, 9/15/21	200	205,326
Enel Americas SA 4.00%, 10/25/26	53	52,669
Enel Generacion Chile SA 4.25%, 4/15/24	33	34,072
Entergy Corp. 4.00%, 7/15/22	153	161,700
Exelon Corp. 5.10%, 6/15/45	250	272,592
Georgia Power Co. 2.00%, 3/30/20	150	149,460
Jersey Central Power & Light Co. 4.70%, 4/01/24(a)	81	86,869
NTPC Ltd. Series E 4.75%, 10/03/22(a)	200	214,392
Pacific Gas & Electric Co.
3.25%, 9/15/21	67	68,944
4.50%, 12/15/41	50	52,598
PacifiCorp 6.00%, 1/15/39	70	89,471
PSEG Power LLC 3.00%, 6/15/21	160	162,029
Public Service Enterprise Group, Inc. 1.60%, 11/15/19	150	148,191
Southern Co. (The) 1.85%, 7/01/19	185	183,992
Southern Power Co. 4.15%, 12/01/25	97	101,306
Trans-Allegheny Interstate Line Co. 3.85%, 6/01/25(a)	15	15,438

		3,152,639

Natural Gas – 0.6%
GNL Quintero SA 4.634%, 7/31/29(a)	200	208,000
NiSource Finance Corp. 6.80%, 1/15/19	100	107,724
Southern Co. Gas Capital Corp. 5.25%, 8/15/19	105	111,578

		427,302

		3,579,941

Total Corporates – Investment Grade (cost $59,198,036)		60,095,593

abfunds.com	AB CORPORATE INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 8.6%
United States – 8.6%
U.S. Treasury Bonds 2.50%, 5/15/46	$2,535	$2,302,889
U.S. Treasury Notes 1.375%, 2/29/20	1,195	1,193,133
1.50%, 8/15/26	1,290	1,206,755
2.00%, 7/31/22	1,650	1,660,312

Total Governments – Treasuries (cost $6,319,072)		6,363,089

QUASI-SOVEREIGNS – 1.0%
Quasi-Sovereign Bonds – 1.0%
Mexico – 0.7%
Petroleos Mexicanos 3.50%, 1/30/23	295	282,285
4.875%, 1/24/22	95	98,183
5.375%, 3/13/22(a)	49	51,328
5.625%, 1/23/46	125	111,125
6.75%, 9/21/47	14	14,158

		557,079

Panama – 0.3%
Aeropuerto Internacional de Tocumen SA 5.625%, 5/18/36(a)	200	209,000

Total Quasi-Sovereigns (cost $748,344)		766,079

GOVERNMENTS – SOVEREIGN BONDS – 0.4%
Mexico – 0.4%
Mexico Government International Bond 4.60%, 1/23/46	200	194,000
5.55%, 1/21/45	95	104,738

Total Governments – Sovereign Bonds (cost $268,741)		298,738

CORPORATES – NON-INVESTMENT GRADE – 0.3%
Financial Institutions – 0.2%
Banking – 0.1%
Standard Chartered PLC 2.68% (LIBOR 3 Month + 1.51%), 1/30/27(a)(b)(d)	100	84,002

26 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Finance – 0.1%
Navient Corp. 4.875%, 6/17/19	$46	$47,517

		131,519

Industrial – 0.1%
Basic – 0.0%
CF Industries, Inc. 4.95%, 6/01/43	37	30,798

Energy – 0.1%
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43	90	65,375

		96,173

Total Corporates – Non-Investment Grade (cost $259,561)		227,692

EMERGING MARKETS – CORPORATE BONDS – 0.0%
Financial Institutions – 0.0%
Insurance – 0.0%
XLIT Ltd. Series E 3.616% (LIBOR 3 Month + 2.46%), 6/12/17(b)(d) (cost $19,149)	24	20,408

SHORT-TERM INVESTMENTS – 6.0%
Time Deposit – 6.0%
State Street Time Deposit 0.09%, 5/01/17 (cost $4,421,371)	4,421	4,421,371

Total Investments – 97.3% (cost $71,234,274)		72,192,970
Other assets less liabilities – 2.7%		1,997,748

Net Assets – 100.0%		$74,190,718

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2017	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAIG Series 28, 5 Year Index, 6/20/22*	1.00%	0.64%	$4,200	$77,491	$4,278
* Termination date

abfunds.com	AB CORPORATE INCOME SHARES | 27

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)
			Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)	$1,710	11/16/18	3 Month LIBOR	1.235%	$(890)
Citigroup Global Markets, Inc./(CME Group)	1,170	9/09/21	1.132%	3 Month LIBOR	37,095
Citigroup Global Markets, Inc./(CME Group)	1,070	3/27/22	2.058%	3 Month LIBOR	(7,064)
Citigroup Global Markets, Inc./(CME Group)	365	11/21/23	1.933%	3 Month LIBOR	734
Citigroup Global Markets, Inc./(CME Group)	215	5/02/34	3 Month LIBOR	3.363%	30,311
Citigroup Global Markets, Inc./(CME Group)	60	11/04/44	3 Month LIBOR	3.049%	6,928
Citigroup Global Markets, Inc./(CME Group)	60	5/05/45	3 Month LIBOR	2.562%	659
Citigroup Global Markets, Inc./(CME Group)	60	6/02/46	3 Month LIBOR	2.186%	(4,434)
Citigroup Global Markets, Inc./(CME Group)	690	7/15/46	3 Month LIBOR	1.783%	(113,489)
Citigroup Global Markets, Inc./(CME Group)	270	9/02/46	3 Month LIBOR	1.736%	(48,339)
Citigroup Global Markets, Inc./(CME Group)	50	11/02/46	3 Month LIBOR	2.086%	(4,677)

					$(103,166)

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2017	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00%	0.38%	$34	$482	$(196)	$678
* Termination date

28 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	$600	6/10/43	3 Month LIBOR	3.191%	$88,239
JPMorgan Chase Bank, NA	350	6/10/33	3 Month LIBOR	3.027%	32,138

					$120,377

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2017, the aggregate market value of these securities amounted to $6,654,598 or 9.0% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Variable rate coupon, rate shown as of April 30, 2017.

(d)	Floating Rate Security. Stated interest/floor rate was in effect at April 30, 2017.

Glossary:

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CME – Chicago Mercantile Exchange

INTRCONX – Inter-Continental Exchange

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB CORPORATE INCOME SHARES | 29

STATEMENT OF ASSETS & LIABILITIES

April 30, 2017

Assets
Investments in securities, at value (cost $71,234,274)	$72,192,970
Cash	694
Cash collateral due from broker	144,902
Receivable for shares of beneficial interest sold	9,130,616
Interest receivable	656,194
Unrealized appreciation on interest rate swaps	120,377
Unrealized appreciation on credit default swaps	678

Total assets	82,246,431

Liabilities
Payable for investment securities purchased	7,786,503
Dividends payable	163,469
Payable for newly entered credit default swaps	77,880
Payable for shares of beneficial interest redeemed	25,232
Payable for variation margin on exchange-traded derivatives	2,433
Upfront premiums received on credit default swaps	196

Total liabilities	8,055,713

Net Assets	$74,190,718

Composition of Net Assets
Shares of beneficial interest, at par	$67
Additional paid-in capital	73,715,989
Undistributed net investment income	45,094
Accumulated net realized loss on investment transactions	(551,295)
Net unrealized appreciation on investments	980,863

$74,190,718

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 6,658,810 common shares outstanding)	$11.14

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended April 30, 2017

Investment Income
Interest	$2,113,929
Dividends	10,017
Other income	192

Total investment income		$2,124,138

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions		694,781
Swaps		67,867
Net change in unrealized appreciation/depreciation of:
Investments		(616,797)
Swaps		(262,244)

Net loss on investment transactions		(116,393)

Net Increase in Net Assets from Operations		$2,007,745

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2017	Year Ended April 30, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,124,138	$2,159,241
Net realized gain (loss) on investment transactions	762,648	(533,832)
Net change in unrealized appreciation/depreciation of investments	(879,041)	58,394

Net increase in net assets from operations	2,007,745	1,683,803
Dividends to Shareholders from
Net investment income	(2,162,623)	(2,163,375)
Transactions in Shares of Beneficial Interest
Net increase	11,003,203	18,883,357

Total increase	10,848,325	18,403,785
Net Assets
Beginning of period	63,342,393	44,938,608

End of period (including undistributed net investment income of $45,094 and $54,153, respectively)	$74,190,718	$63,342,393

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2017

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering three separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares and AB Taxable Multi-Sector Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Corporate Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in

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NOTES TO FINANCIAL STATEMENTS (continued)

accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a

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NOTES TO FINANCIAL STATEMENTS (continued)

valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2017:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$60,095,593	$	– 0	–	$60,095,593
Governments – Treasuries		– 0	–	6,363,089		– 0	–	6,363,089
Quasi-Sovereigns		– 0	–	766,079		– 0	–	766,079
Governments – Sovereign Bonds		– 0	–	298,738		– 0	–	298,738
Corporates – Non-Investment Grade		– 0	–	227,692		– 0	–	227,692
Emerging Markets – Corporate Bonds		– 0	–	20,408		– 0	–	20,408
Short-Term Investments		– 0	–	4,421,371		– 0	–	4,421,371

Total Investments in Securities		– 0	–	72,192,970		– 0	–	72,192,970
Other Financial Instruments(a):
Assets:
Centrally Cleared Credit Default Swaps		– 0	–	4,278		– 0	–	4,278	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	75,727		– 0	–	75,727	(b)
Credit Default Swaps		– 0	–	678		– 0	–	678
Interest Rate Swaps		– 0	–	120,377		– 0	–	120,377
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(178,893)		– 0	–	(178,893	)(b)

Total(c)	$	– 0	–	$72,215,137	$	– 0	–	$72,215,137

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight

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NOTES TO FINANCIAL STATEMENTS (continued)

of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

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NOTES TO FINANCIAL STATEMENTS (continued)

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the advisory agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee paid by their investment adviser to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The advisory agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2017 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$43,658,241	$40,877,268
U.S. government securities	10,584,243	7,326,288

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$71,290,748

Gross unrealized appreciation	$1,209,662
Gross unrealized depreciation	(307,440)

Net unrealized appreciation	$902,222

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk.

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NOTES TO FINANCIAL STATEMENTS (continued)

This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a

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NOTES TO FINANCIAL STATEMENTS (continued)

realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended April 30, 2017, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

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NOTES TO FINANCIAL STATEMENTS (continued)

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of April 30, 2017, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended April 30, 2017, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

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NOTES TO FINANCIAL STATEMENTS (continued)

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the year ended April 30, 2017, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$75,727	*	Receivable/Payable for variation margin on exchange-traded derivatives	$178,893	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	4,278	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	120,377

Credit contracts	Unrealized appreciation on credit default swaps	678

Total		$201,060			$178,893

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$63,022	$(266,929)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	4,845	4,685

Total		$67,867	$(262,244)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended April 30, 2017:

Interest Rate Swaps:
Average notional amount	$950,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$3,405,769
Credit Default Swaps:
Average notional amount of sale contracts	$33,934
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$1,816,000	(a)

(a)	Positions were open for five months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2017:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Credit Suisse International	$482	$	– 0	–	$	– 0	–	$	– 0	–	$482
Deutsche Bank AG	88,239		– 0	–		– 0	–		– 0	–	88,239

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
JPMorgan Chase Bank, NA	$32,138	$	– 0	–	$	– 0	–	$	– 0	–		$32,138

Total	$120,859	$	– 0	–	$	– 0	–	$	– 0	–		$120,859	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$2,433	$	– 0	–		$(2,433)		$	– 0	–	$	– 0	–

Total	$2,433	$	– 0	–		$(2,433)		$	– 0	–	$	– 0	–

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at April 30, 2017.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2017	Year Ended April 30, 2016

Shares sold	2,401,487	2,748,692	$26,727,267	$30,364,556

Shares redeemed	(1,404,154)	(1,043,837)	(15,724,064)	(11,481,199)

Net increase	997,333	1,704,855	$11,003,203	$18,883,357

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

abfunds.com	AB CORPORATE INCOME SHARES | 45

NOTES TO FINANCIAL STATEMENTS (continued)

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the Adviser on behalf of the Fund. The Fund did not utilize the Facility during the year ended April 30, 2017.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2017 and April 30, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$2,162,623	$2,163,375

Total distributions paid	$2,162,623	$2,163,375

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NOTES TO FINANCIAL STATEMENTS (continued)

As of April 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$235,078
Accumulated capital and other losses	(494,821	)(a)
Unrealized appreciation/(depreciation)	897,874	(b)

Total accumulated earnings/(deficit)	$638,131	(c)

(a)	On April 30, 2017, the Fund had a capital loss carryforward of $243,618. During the fiscal year, the Fund utilized $461,134 of capital loss carryforwards to offset current year net realized gains. On April 30, 2017, the Fund had a post-October short-term capital loss deferral of $251,203. These losses are deemed to arise on May 1, 2017.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of April 30, 2017, the Fund had a net short-term capital loss carryforward of $243,618 which will expire in 2018.

During the current fiscal period, permanent differences primarily due to the tax treatment of swaps and clearing fees resulted in a net increase in undistributed net investment income and a net increase in accumulated net realized loss on investment transactions. These reclassifications had no effect on net assets.

NOTE H

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended April 30,
	2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 11.19	$ 11.36	$ 11.13	$ 11.42	$ 10.83

Income From Investment Operations
Net investment income(a)	.38	.39	.43	.42	.43
Net realized and unrealized gain (loss) on investment transactions	(.04)	(.16)	.22	(.29)	.59

Net increase in net asset value from operations	.34	.23	.65	.13	1.02

Less: Dividends
Dividends from net investment income	(.39)	(.40)	(.42)	(.42)	(.43)

Net asset value, end of period	$ 11.14	$ 11.19	$ 11.36	$ 11.13	$ 11.42

Total Return
Total investment return based on net asset value(b)	3.08%*	2.12%	5.94%*	1.31%*	9.53%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$74,191	$63,342	$44,939	$45,989	$42,799
Ratio to average net assets of:
Net investment income	3.43%	3.60%	3.76%	3.89%	3.79%
Portfolio turnover rate	79%	59%	42%	61%	89%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended April 30, 2017, April 30, 2015, April 30, 2014 and April 30, 2013 by 0.01%, 0.01%, 0.05% and 0.03%, respectively.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AB Corporate Shares and Shareholders of AB Corporate Income Shares:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Corporate Income Shares (the “Fund”), one of the series constituting AB Corporate Shares, as of April 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Corporate Income Shares, one of the series constituting AB Corporate Shares, at April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 28, 2017

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2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended April 30, 2017.

For foreign shareholders, 80.86% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For corporate shareholders, 0.51% of dividends paid qualify for the dividends received deduction. For individual shareholders, the Fund designates 0.51% of dividends paid as qualified dividend income.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2018.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Douglas J. Peebles, Senior Vice President Shawn E. Keegan(2) , Vice President	Ashish C. Shah(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Trust’s Portfolio are made by the Corporate Income Shares Investment Team. Messrs. Shawn E. Keegan and Ashish C. Shah are the investment professionals primarily responsible for the day-to-day management of the Trust’s Portfolio.

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TRUSTEES AND OFFICERS INFORMATION

Board of Trustees Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Certain information concerning the Trust’s Trustees is set forth below.

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith # 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he has been associated since prior to 2004.	95	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES
Marshall C. Turner, Jr. ## Chairman of the Board 75 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	95	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin ## 75 (2004)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001- 2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	94	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
Michael J. Downey ## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	95	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr. ## 84 (2004)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	95	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
D. James Guzy ## 81 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	92	None

Nancy P. Jacklin ## 69 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	95	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
Carol C. McMullen ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	95	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
Garry L. Moody ## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	95	None

Earl D. Weiner ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	95	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

*	The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Keith is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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TRUSTEES AND OFFICERS INFORMATION (continued)

Officer Information

Certain information concerning the Trust’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 72	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Douglas J. Peebles 51	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Shawn E. Keegan 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Ashish C. Shah 46	Vice President	Senior Vice President and Head of Global Credit at the Adviser** with which he has been associated since prior to 2012.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2012.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS,** with which she has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Trust’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

The Trust’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Corporate Income Shares (the “Fund”) at a meeting held on November 1-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee (zero) for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

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The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors noted that the Fund was not profitable to the Adviser in 2014. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2015 was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Fund against a peer universe selected by Broadridge, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2016 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate paid by the Fund to the Adviser (zero) and information provided by Broadridge showing the fees paid by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund

abfunds.com	AB CORPORATE INCOME SHARES | 63

paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

Since the Fund does not bear ordinary expenses, the directors did not consider comparative expense information.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero, the directors did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

64 | AB CORPORATE INCOME SHARES	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 1, 2016, Sustainable Global Thematic Fund was named Global Thematic Growth Fund; prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy.

abfunds.com	AB CORPORATE INCOME SHARES | 65

NOTES

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NOTES

abfunds.com	AB CORPORATE INCOME SHARES | 67

NOTES

68 | AB CORPORATE INCOME SHARES	abfunds.com

AB CORPORATE INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CIS-0151-0417

APR    04.30.17

ANNUAL REPORT

AB MUNICIPAL INCOME SHARES

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Municipal Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB MUNICIPAL INCOME SHARES | 1

ANNUAL REPORT

June 12, 2017

This report provides management’s discussion of fund performance for AB Municipal Income Shares for the annual reporting period ended April 30, 2017. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.

NAV RETURNS AS OF APRIL 30, 2017 (unaudited)

	6 Months	12 Months
AB MUNICIPAL INCOME SHARES	-1.19%	0.87%
Bloomberg Barclays Municipal Bond Index	-0.34%	0.14%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended April 30, 2017.

The Fund outperformed the benchmark for the 12-month period, yet underperformed for the six-month period. The Fund is generally used to provide exposure to lower-rated municipal bonds within separately managed account strategies. As such, the Fund is overweight lower-rated (non-investment grade) bonds relative to the benchmark (which is composed of 100% investment-grade bonds). This overweight was beneficial over both periods.

In addition, over the 12-month period, security selection within the tobacco bond and state general obligation sectors benefited performance, while security selection within the health care sector detracted. Security selection within the tobacco bond sector contributed to performance for the six-month period. Security selection within the senior living and health care sector detracted; an overweight to the senior living sector also detracted.

The Fund’s use of derivatives in the form of credit default swaps for investment purposes had no material impact on absolute performance during the 12-month period; they were not used for the six-month period. Interest rate swaps were used for hedging and investment purposes, and

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inflation (“CPI”) swaps were used for hedging purposes. Interest rate swaps had no material impact on performance for the six-month period, and added for the 12-month period; CPI swaps had no material impact on performance during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

The relatively strong performance of equities and corporate bonds during both periods reflected investors’ expectations that economic growth should be solid going forward. Within the municipal market, this sentiment was reflected in higher interest rates and the better performance of mid-grade bonds over high-grade bonds.

The specter of tax reform remains on the horizon, though the chances of significant reform have declined recently as Republicans continue to grapple with repealing and replacing the Affordable Care Act. At the end of the reporting period, the market yields of municipal bonds relative to taxable bonds suggested a low probability of significant tax reform. The after-tax income of municipals relative to taxable bonds would be below average, however, if tax rates were cut to 33%, as proposed by both President Trump and House Speaker Ryan. The relative advantage of municipals would fall sharply if long-term capital gains rates were cut as in certain proposals and taxable interest were subject to the same reduced rate. While significant tax reform may be unlikely in the near term, the Fund’s Senior Investment Management Team continues to position the Fund with a relatively small portion in the longest-maturity bonds; this could potentially reduce the Fund’s exposure to tax reform should a push to significantly cut taxes materialize in the months ahead.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2017, the Fund’s percentages of investments in municipal bonds that are insured and insured municipal bonds that have been pre-refunded or escrowed to maturity were 2.96% and 0.00%, respectively.

abfunds.com	AB MUNICIPAL INCOME SHARES | 3

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in high-yielding municipal securities that may be non-investment grade or investment-grade. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in tender option bond transactions (“TOBs”); forward commitments; zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to

abfunds.com	AB MUNICIPAL INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising interest rates as the current period of historically low interest rates ends. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

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DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB MUNICIPAL INCOME SHARES | 7

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2017 (unaudited)

NAV Returns
1 Year	0.87%
5 Years	6.08%
Since Inception[1]	6.80%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2017 (unaudited)

NAV Returns
1 Year	1.22%
5 Years	6.34%
Since Inception[1]	6.74%

The prospectus fee table shows the fees and the total fund operating expenses of the Fund as 0.00% (excluding interest expense of 0.01%) because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

1	Inception date: 9/1/2010.

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HISTORICAL PERFORMANCE (continued)

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

9/1/20101 TO 4/30/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Municipal Income Shares (from 9/1/20101 to 4/30/2017) as compared to the performance of its benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 9/1/2010.

abfunds.com	AB MUNICIPAL INCOME SHARES | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$988.10	$0.02	0.00	%***
Hypothetical**	$1,000	$1,024.77	$0.03	0.00	%***

*	Expenses are equal to the Fund’s annualized expense ratio (interest expense incurred) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

***	Amount is less than .005%.

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PORTFOLIO SUMMARY

April 30, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,667.1

1	All data are as of April 30, 2017. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

abfunds.com	AB MUNICIPAL INCOME SHARES | 11

PORTFOLIO OF INVESTMENTS

April 30, 2017

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.3%
Long-Term Municipal Bonds – 94.2%
Alabama – 3.0%
County of Jefferson AL (County of Jefferson AL Sch Warrants) Series 2004A 5.00%, 1/01/24	$2,000	$2,003,020
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/42	11,645	13,380,105
Cullman County Health Care Authority (Cullman Regional Medical Center, Inc.) Series 2009A 7.00%, 2/01/36	400	420,060
Infirmary Health System Special Care Facilities Financing Authority of Mobile Series 2016A 5.00%, 2/01/36-2/01/41	10,000	10,808,000
Special Care Facilities Financing Authority of the City of Pell City Alabama (Noland Health Services, Inc.) Series 2012 5.00%, 12/01/31	3,000	3,284,370
Special Care Facilities Financing Authority of the City of Pell City Alabama (Noland Obligated Group) Series 2016A 5.00%, 12/01/31	10,000	10,947,900
Water Works Board of the City of Birmingham (The) Series 2016B 5.00%, 1/01/33-1/01/35	8,500	9,751,325

		50,594,780

Alaska – 0.6%
City of Koyukuk AK Series 2011 7.75%, 10/01/41 (Pre-refunded/ETM)	100	115,363
State of Alaska International Airports System Series 2016B 5.00%, 10/01/33-10/01/34	9,000	10,172,360

		10,287,723

Arizona – 2.2%
Arizona Health Facilities Authority (Beatitudes Campus (The)) Series 2007 5.10%, 10/01/22	160	160,155
5.20%, 10/01/37	5,070	5,013,824

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Arizona Sports & Tourism Authority Series 2012A 5.00%, 7/01/29	$3,670	$3,960,077
Glendale Industrial Development Authority (Royal Oaks Life Care Community) Series 2016 5.00%, 5/15/39	2,700	2,929,230
Industrial Development Authority of the City of Phoenix (The) (Great Hearts Academies) Series 2014 5.00%, 7/01/44	3,875	4,084,405
Maricopa County Industrial Development Authority (Banner Health Obligated Group) Series 2016A 5.00%, 1/01/33-1/01/35	16,100	18,534,463
Quechan Indian Tribe of Fort Yuma Series 2012A 9.75%, 5/01/25	90	99,604
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	150	175,769
University of Arizona Series 2014 5.00%, 8/01/33	1,000	1,126,540

		36,084,067

California – 6.8%
Abag Finance Authority for Nonprofit Corps. (Episcopal Senior Communities) Series 2011 6.125%, 7/01/41	100	109,671
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/34	12,405	13,896,205
Anaheim Housing & Public Improvements Authority (Anaheim Electric Utility Fund) Series 2016A 5.00%, 10/01/33-10/01/36	7,900	8,795,178
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 5/01/31	1,460	1,687,818

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Bay Area Toll Authority Series 2013S 5.00%, 4/01/27	$1,000	$1,173,150
California Educational Facilities Authority (Chapman University) Series 2015 5.00%, 4/01/31-4/01/34	11,845	13,453,530
California Educational Facilities Authority (University of the Pacific) Series 2012A 5.00%, 11/01/42	100	110,925
California Municipal Finance Authority Series 2011B 7.75%, 4/01/31 (Pre-refunded/ETM)	85	102,303
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2012A 6.625%, 1/01/32(a)	1,000	1,087,070
Series 2014 5.00%, 1/01/35	1,335	1,283,416
California Municipal Finance Authority (Partnerships to Uplift Communities Lakeview Terrace and Los Angeles Project) Series 2012A 5.30%, 8/01/47	1,025	1,047,478
California Municipal Finance Authority (Rocketship Education) Series 2014A 7.00%, 6/01/34	1,200	1,328,496
7.25%, 6/01/43	2,075	2,305,387
California Municipal Finance Authority (Rocketship Seven-Alma Academy) Series 2012A 6.25%, 6/01/43	765	817,265
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/45(a)	6,405	6,811,205
California School Finance Authority (Partnerships to Uplift Communities Valley Project) Series 2014A 6.40%, 8/01/34	3,000	3,109,590
California School Finance Authority (Tri-Valley Learning Corp.) Series 2012A 7.00%, 6/01/47(b)(c)	730	547,500

14 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Statewide Communities Development Authority (Eskaton Properties, Inc. Obligated Group) Series 2012 5.25%, 11/15/34	$530	$569,660
California Statewide Communities Development Authority (Front Porch Communities & Services) Series 2007A 5.125%, 4/01/37(a)	100	100,072
California Statewide Communities Development Authority (Moldaw Residences) Series 2014A 5.25%, 11/01/44	1,200	1,233,648
California Statewide Communities Development Authority (Rocketship Four-Mosaic Elementary) Series 2011A 8.50%, 12/01/41	100	115,260
California Statewide Communities Development Authority (Rocklin Academy) Series 2011A 8.25%, 6/01/41	140	161,379
California Statewide Communities Development Authority (Terraces at San Joaquin Gardens (The)) Series 2012A 6.00%, 10/01/47	250	268,070
City of Roseville CA (HP Campus Oaks Community Facilities District No 1) Series 2016 5.50%, 9/01/46	1,000	1,035,540
City of San Buenaventura CA (Community Memorial Health System) Series 2011 7.50%, 12/01/41	100	114,820
Municipal Improvement Corp. of Los Angeles (Municipal Improvement Corp. of Los Angeles Lease) Series 2016B 4.00%, 11/01/33-11/01/36	7,000	7,169,918

abfunds.com	AB MUNICIPAL INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/30-8/01/40	$6,215	$7,137,596
San Francisco City & County Redevelopment Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/31	1,000	1,072,730
San Francisco City & County Redevelopment Agency (Successor Agency to the Redev of San Francisco – Mission Bay South) NATL Series 2016C 5.00%, 8/01/41	1,250	1,415,938
San Joaquin County Transportation Authority (San Joaquin County Transportation Authority Sales Tax) 5.00%, 3/01/36-3/01/37	5,500	6,398,575
San Joaquin Hills Transportation Corridor Agency Series 2014A 5.00%, 1/15/44	1,450	1,569,161
Series 2014B 5.25%, 1/15/44	1,000	1,075,900
Southern California Logistics Airport Authority XLCA Series 2006 5.00%, 12/01/36-12/01/43	1,685	1,684,876
State of California Series 2016 4.00%, 9/01/33-9/01/35	18,000	18,877,880
University of California CA Revenues 5.00%, 5/15/33(d)	1,000	1,158,000
West Contra Costa Healthcare District Series 2011 6.25%, 7/01/42	3,375	3,641,760

		112,466,970

Colorado – 1.4%
Centerra Metropolitan District No 1 5.00%, 12/01/37	5,000	5,020,550
Colorado Educational & Cultural Facilities Authority (Skyview Academy) Series 2014 5.125%, 7/01/34(a)	775	815,470
5.375%, 7/01/44(a)	1,360	1,414,346

16 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Colorado Health Facilities Authority (Catholic Health Initiatives) Series 2013 5.25%, 1/01/40	$5,910	$6,140,963
Colorado Health Facilities Authority (Evangelical Lutheran Good Samaritan Obligated Group) Series 2012 5.00%, 12/01/42	2,910	2,983,245
Colorado Health Facilities Authority (Parkview Medical Center, Inc. Obligated Group) Series 2015B 5.00%, 9/01/30	1,150	1,318,325
Colorado Health Facilities Authority (Sunny Vista Living Center) Series 2015A 6.25%, 12/01/50(a)	1,000	1,046,510
Copperleaf Metropolitan District No 2 Series 2015 5.75%, 12/01/45	1,000	1,026,900
E-470 Public Highway Authority Series 2010C 5.375%, 9/01/26	1,000	1,075,300
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/40(a)	1,500	1,549,275
Regional Transportation District (Denver Transit Partners LLC) Series 2010 6.00%, 1/15/41	200	220,418
Sterling Ranch Community Authority Board Series 2015A 5.75%, 12/01/45	1,000	978,000

		23,589,302

Connecticut – 0.9%
Connecticut State Health & Educational Facility Authority (Quinnipiac University) Series 2015L 5.00%, 7/01/45	5,750	6,348,862
Connecticut State Health & Educational Facility Authority (Seabury Retirement Community) Series 2016A 5.00%, 9/01/46-9/01/53(a)	2,475	2,414,935

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Connecticut Series 2013E 5.00%, 8/15/31(d)	$1,000	$1,137,020
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/31	5,000	5,695,500

		15,596,317

Delaware – 0.2%
Delaware State Economic Development Authority (Delaware Military Academy, Inc.) Series 2014 5.00%, 9/01/44-9/01/49	2,440	2,556,991
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2012 5.00%, 9/01/42	1,310	1,354,815

		3,911,806

District of Columbia – 0.2%
District of Columbia (Center for Strategic International Studies, Inc.) Series 2011 6.625%, 3/01/41	100	109,113
District of Columbia (Friendship Public Charter School, Inc.) Series 2012 5.00%, 6/01/42	1,420	1,446,582
Series 2016A 5.00%, 6/01/41-6/01/46	1,400	1,429,271
Metropolitan Washington Airports Authority Series 2016A 5.00%, 10/01/35	500	565,675

		3,550,641

Florida – 6.7%
Alachua County Health Facilities Authority (Bonita Springs Retirement Village, Inc.) Series 2011A 8.125%, 11/15/46	100	114,230
Alachua County Health Facilities Authority (East Ridge Retirement Village, Inc.) Series 2014 6.25%, 11/15/44	1,100	1,193,302

18 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Alachua County Health Facilities Authority (Oak Hammock at the University of Florida, Inc.) Series 2012A 8.00%, 10/01/46	$435	$508,941
Alachua County Health Facilities Authority (Shands Teaching Hospital and Clinics Obligated Group) Series 2014A 5.00%, 12/01/44	1,000	1,083,820
Bexley Community Development District Series 2016 4.875%, 5/01/47	1,000	943,660
Cape Coral Health Facilities Authority (Gulf Care, Inc. Obligated Group) Series 2015 5.875%, 7/01/40(a)	1,400	1,461,138
6.00%, 7/01/45-7/01/50(a)	4,015	4,200,304
Capital Trust Agency, Inc. (Million Air One LLC) Series 2011 7.75%, 1/01/41(e)	6,765	6,154,797
Central Florida Expressway Authority Series 2016B 5.00%, 7/01/34	5,500	6,285,180
Citizens Property Insurance Corp. Series 2015A 5.00%, 6/01/20	10,000	10,945,600
City of Lakeland FL (Florida Southern College) Series 2012A 5.00%, 9/01/37-9/01/42	2,350	2,508,367
City of Lakeland FL (Lakeland Regional Medical Center Obligated Group) Series 2015 5.00%, 11/15/40	5,610	6,066,430
City of Tampa FL Solid Waste System Revenue Series 2013 5.00%, 10/01/21	3,000	3,360,600
Collier County Industrial Development Authority (Arlington of Naples (The)) Series 2014A 8.125%, 5/15/44(a)	2,000	2,283,980

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Miami-Dade FL Aviation Revenue Series 2014A 5.00%, 10/01/33	$10,000	$11,207,000
Series 2015A 5.00%, 10/01/31	1,100	1,254,550
Florida Development Finance Corp. (Tuscan Isle ChampionsGate Obligated Group) Series 2016A 6.375%, 6/01/46(a)	1,400	1,368,248
Florida Development Finance Corp. (Tuscan Isle Obligated Group) Series 2015A 7.00%, 6/01/35-6/01/45(a)	4,900	3,953,056
Manatee County School District (Manatee County School District Sales Tax) AGM Series 2017 5.00%, 10/01/28-10/01/30	5,450	6,404,554
Marshall Creek Community Development District (Marshall Creek Community Development District 2015A) Series 2015A 5.00%, 5/01/32	1,680	1,644,367
Martin County Health Facilities Authority (Martin Memorial Medical Center, Inc.) Series 2012 5.50%, 11/15/32-11/15/42	1,950	2,133,066
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25(a)	1,150	1,178,324
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2012 5.00%, 11/15/29	2,885	3,135,735
Series 2014 5.00%, 11/15/39	2,000	2,137,000
Miami-Dade County Expressway Authority Series 2014A 5.00%, 7/01/34	4,000	4,476,360
Series 2016A 5.00%, 7/01/32-7/01/33	8,150	9,346,303

20 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Mid-Bay Bridge Authority Series 2011A 7.25%, 10/01/40 (Pre-refunded/ETM)	$80	$99,330
Series 2015A 5.00%, 10/01/28-10/01/40	3,600	4,034,348
Series 2015C 5.00%, 10/01/35-10/01/40	2,750	2,983,550
Reedy Creek Improvement District Series 2013A 5.00%, 6/01/24	3,000	3,546,510
Town of Davie FL (Nova Southeastern University, Inc.) Series 2013A 5.625%, 4/01/43	3,765	4,276,927
Volusia County School Board COP Series 2014B 5.00%, 8/01/31	1,625	1,867,060

		112,156,637

Georgia – 2.3%
Cedartown Polk County Hospital Authority Series 2016 5.00%, 7/01/39	4,000	4,326,400
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2012A 5.00%, 1/01/31	1,390	1,577,316
Series 2014A 5.00%, 1/01/33	1,820	2,066,446
Clarke County Hospital Authority (Piedmont Healthcare, Inc. Obligated Group) Series 2016 5.00%, 7/01/31	2,500	2,889,150
Fayette County Hospital Authority/GA (Piedmont Healthcare, Inc. Obligated Group) Series 2016 5.00%, 7/01/34-7/01/36	10,710	12,045,923
Fulton County Development Authority (Piedmont Healthcare, Inc. Obligated Group) Series 2016A 5.00%, 7/01/32	2,000	2,294,080

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Gwinnett County Development Authority (Board of Regents of the University System of Georgia Lease) 5.00%, 7/01/32-7/01/37(f)	$10,855	$12,359,637

		37,558,952

Idaho – 0.0%
Idaho Housing & Finance Association (Battelle Energy Alliance LLC) Series 2010A 7.00%, 2/01/36	200	223,756

Illinois – 11.0%
Chicago Board of Education Series 2012A 5.00%, 12/01/42	2,940	2,344,209
Series 2015C 5.25%, 12/01/35-12/01/39	10,315	8,443,900
Series 2016B 6.50%, 12/01/46	1,900	1,777,412
Chicago O’Hare International Airport Series 2015C 5.00%, 1/01/34	1,665	1,809,322
Series 2016B 5.00%, 1/01/34	5,000	5,623,550
Series 2016C 5.00%, 1/01/35-1/01/38	9,250	10,300,017
Chicago Transit Authority (Chicago Transit Authority Sales Tax) Series 2011 5.25%, 12/01/23	4,285	4,779,832
Chicago Transit Authority (City of Chicago IL Fed Hwy Grant) AGC Series 2008 5.00%, 6/01/18	1,170	1,214,881
City of Chicago IL Series 2008A 5.00%, 1/01/19	525	528,670
Series 2015A 5.00%, 1/01/19	300	304,614
City of Chicago IL (Goldblatts Supportive Living Project) Series 2013 6.375%, 12/01/52(g)	1,050	894,506
Series 2015 6.00%, 12/01/30(h)(i)	2,320	2,289,654

22 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Ascension Health Credit Group) Series 2012A 5.00%, 11/15/42	$3,600	$3,887,172
Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.125%, 2/15/40(b)(c)(e)	3,000	1,620,000
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/19-4/01/36	465	465,283
Illinois Finance Authority (Lake Forest College) Series 2012A 6.00%, 10/01/48	400	418,740
Illinois Finance Authority (Lutheran Home & Services Obligated Group) Series 2012 5.75%, 5/15/46	2,010	2,043,245
Illinois Finance Authority (Mercy Health System Obligated Group) Series 2016 5.00%, 12/01/46	1,000	1,060,610
Illinois Finance Authority (Park Place of Elmhurst) Series 2016A 6.20%, 5/15/30	625	606,820
6.33%, 5/15/48	829	790,536
6.44%, 5/15/55	1,998	1,889,675
Series 2016C 2.00%, 5/15/55(b)(c)(g)	609	26,041
Illinois Finance Authority (Plymouth Place, Inc.) Series 2013 6.00%, 5/15/43	3,500	3,852,310
Series 2015 5.25%, 5/15/50	2,000	2,034,040
Illinois Finance Authority (Presence Health Network Obligated Group) Series 2016C 5.00%, 2/15/31	11,500	12,442,195
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015C 5.00%, 8/15/35	4,750	5,099,172

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/22	$6,700	$7,650,931
Illinois State Toll Highway Authority Series 2015A 5.00%, 1/01/31-1/01/32	3,125	3,547,317
Series 2015B 5.00%, 1/01/36-1/01/40	5,250	5,855,992
Series 2016A 5.00%, 12/01/32	7,000	7,991,760
Metropolitan Pier & Exposition Authority Series 2015B 5.00%, 12/15/45	13,300	13,345,486
State of Illinois Series 2012 5.00%, 8/01/21-3/01/31	6,145	6,399,988
Series 2014 5.00%, 5/01/31-5/01/35	8,985	9,125,704
Series 2016 5.00%, 2/01/22-11/01/35	40,960	42,589,936
Village of Antioch IL (Village of Antioch IL Spl Tax) Series 2016A 4.50%, 3/01/33	4,264	4,032,465
Series 2016B 7.00%, 3/01/33	1,869	1,782,989
Village of Pingree Grove IL Special Service Area No 7 Series 2015A 4.50%, 3/01/25	1,074	1,097,360
5.00%, 3/01/36	2,963	3,003,030
Series 2015B 6.00%, 3/01/36	986	1,030,311

		183,999,675

Indiana – 1.6%
Indiana Finance Authority (Bethany Circle of King’s Daughters’ of Madison Indiana, Inc. (The)) Series 2010 5.125%, 8/15/27	1,000	1,064,640
5.50%, 8/15/40-8/15/45	3,020	3,189,599
Indiana Finance Authority (I-69 Development Partners LLC) Series 2014 5.00%, 9/01/46	1,000	1,025,210
5.25%, 9/01/34	12,775	13,480,819

24 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indiana Finance Authority (Marquette Manor) Series 2015A 5.00%, 3/01/30	$1,000	$1,064,510
Indiana Finance Authority (WVB East End Partners LLC) Series 2013A 5.00%, 7/01/40-7/01/48	6,980	7,455,460

		27,280,238

Kansas – 0.0%
Wichita KS Hlth Care FACS Revenue (Kansas Masonic Home) Series 2016I 5.00%, 12/01/31	550	551,221

Kentucky – 2.3%
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/42	1,685	1,685,354
5.50%, 11/15/45	1,000	1,004,710
Kentucky Economic Development Finance Authority (Next Generation Kentucky Information Highway) Series 2015A 5.00%, 7/01/40-1/01/45	10,335	10,906,972
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2010A 6.00%, 6/01/30	200	216,162
6.375%, 6/01/40	1,525	1,643,050
6.50%, 3/01/45	1,000	1,080,410
Kentucky Economic Development Finance Authority (Rosedale Green) Series 2015 5.50%, 11/15/35	1,750	1,739,903
5.75%, 11/15/45	3,350	3,370,100
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016 5.00%, 10/01/30-10/01/33	15,350	17,191,374

		38,838,035

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Louisiana – 0.8%
Jefferson Parish Hospital Service District No 2 Series 2011 6.375%, 7/01/41	$2,130	$2,245,169
Jefferson Sales Tax District AGM Series 2017B 5.00%, 12/01/34-12/01/36	3,400	3,905,768
Louisiana Local Government Environmental Facilities & Community Development Auth (St James Place of Baton Rouge) Series 2015A 6.00%, 11/15/35	2,100	2,153,445
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2010A 6.00%, 10/01/44	400	439,440
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10.50%, 7/01/39(b)(e)	2,750	935,000
Series 2014A 7.50%, 7/01/23(b)(e)	1,250	425,000
Louisiana Public Facilities Authority (Ochsner Clinic Foundation) Series 2016 5.00%, 5/15/47	1,120	1,208,603
Port New Orleans Board of Commissioners Series 2013B 5.00%, 4/01/29-4/01/31	1,540	1,665,489

		12,977,914

Maine – 0.4%
Finance Authority of Maine (Casella Waste Systems, Inc.) Series 2017 5.25%, 1/01/25(a)	4,630	4,767,928
Maine Health & Higher Educational Facilities Authority (MaineGeneral Health Obligated Group) Series 2011 7.50%, 7/01/32	1,000	1,140,270

		5,908,198

26 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maryland – 0.2%
Maryland Health & Higher Educational Facilities Authority (Meritus Medical Center Obligated Group) Series 2015 5.00%, 7/01/31	$3,245	$3,573,297

Massachusetts – 1.1%
Commonwealth of Massachusetts Series 2016A 5.00%, 3/01/46	2,000	2,237,360
NATL Series 2000G 1.215%, 12/01/30(j)	5,000	4,562,510
Massachusetts Development Finance Agency (Lowell General Hospital) Series 2013G 5.00%, 7/01/37	2,550	2,682,218
Massachusetts Development Finance Agency (Merrimack College) Series 2012A 5.25%, 7/01/42	745	780,998
Massachusetts Development Finance Agency (South Shore Hospital, Inc.) Series 2016I 5.00%, 7/01/31-7/01/41	3,850	4,245,361
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 7/01/41-7/01/46	3,980	4,244,357

		18,752,804

Michigan – 6.6%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System) Series 2012A 5.00%, 7/01/32	4,400	4,862,000
5.25%, 7/01/39	4,825	5,340,310
City of Detroit MI Water Supply System Revenue (Great Lakes Water Authority Water Supply System) Series 2011C 5.00%, 7/01/41	1,060	1,115,565

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Detroit City School District Series 2012A 5.00%, 5/01/31	$120	$130,013
Great Lakes Water Authority (Great Lakes Water Authority Water Supply System) Series 2016D 5.00%, 7/01/36	25,210	27,632,933
Kalamazoo Hospital Finance Authority (Bronson Healthcare Group Obligated Group) Series 2016 4.00%, 5/15/31-5/15/36	20,100	20,355,690
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System) Series 2014C 5.00%, 7/01/17-7/01/18	2,000	2,042,530
Series 2014C-1 5.00%, 7/01/44	1,750	1,858,448
Michigan Finance Authority (Great Lakes Water Authority Water Supply System) Series 2014D-4 5.00%, 7/01/29-7/01/34	2,100	2,338,654
Series 2015D-1 5.00%, 7/01/34	2,000	2,215,780
Series 2015D-2 5.00%, 7/01/34	3,400	3,696,242
Michigan Finance Authority (Henry Ford Health System Obligated Group) Series 2016 4.00%, 11/15/35-11/15/36	5,000	5,032,290
5.00%, 11/15/32	3,850	4,354,658
Michigan Finance Authority (MidMichigan Obligated Group) Series 2014 5.00%, 6/01/34	2,000	2,202,380
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/31-7/01/33	7,950	8,643,511
Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2013 8.50%, 12/01/30(a)	2,290	2,531,412

28 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016 9.00%, 12/01/25(a)(f)(k)	$8,970	$8,224,772
Michigan Strategic Fund (Evangelical Homes of Michigan Obligated Group) Series 2013 5.50%, 6/01/47	2,000	2,035,300
Michigan Tobacco Settlement Finance Authority Series 2007A 6.00%, 6/01/48	5,775	5,516,973

		110,129,461

Minnesota – 0.1%
City of Minneapolis MN (Fairview Health Services Obligated Group) Series 2015A 5.00%, 11/15/33	1,000	1,132,680
Western Minnesota Municipal Power Agency Series 2015A 5.00%, 1/01/34	1,030	1,178,454

		2,311,134

Mississippi – 0.6%
Mississippi Development Bank (Mississippi Development Bank State Lease) Series 2016C 5.00%, 8/01/27	7,830	9,370,083

Missouri – 1.4%
Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2010 5.50%, 2/01/42	100	105,292
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 5.75%, 11/15/36(a)	1,785	1,718,134
6.00%, 11/15/46(a)	4,400	4,278,428
Lees Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2016A 5.00%, 8/15/36	1,300	1,309,503

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 1/01/31	$3,240	$3,673,350
Missouri State Environmental Improvement & Energy Resources Authority (Union Electric Co.) NATL 1.82%, 9/01/33(j)	1,025	912,386
NATL Series 1992 1.54%, 12/01/22(j)	550	507,777
NATL Series 1998A 1.98%, 9/01/33(j)	2,950	2,625,763
NATL Series 1998B 1.96%, 9/01/33(j)	1,150	1,023,598
St Louis County Industrial Development Authority (St Andrews Resources for Seniors) Series 2015A 5.00%, 12/01/35	2,000	1,980,820
5.125%, 12/01/45	4,500	4,384,530

		22,519,581

Montana – 0.1%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 2/15/34	1,085	1,212,119

Nebraska – 0.2%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.00%, 9/01/32-9/01/42	2,975	3,199,693

Nevada – 1.1%
Las Vegas Redevelopment Agency Series 2016 5.00%, 6/15/40	1,800	1,970,856
Las Vegas Valley Water District Series 2016A 5.00%, 6/01/46	14,000	15,806,560

		17,777,416

New Hampshire – 0.3%
New Hampshire Health and Education Facilities Authority Act (Southern New Hampshire University) Series 2012 5.00%, 1/01/42	2,940	3,192,546

30 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016 5.00%, 1/01/41	$1,660	$1,804,486

		4,997,032

New Jersey – 8.3%
City of Bayonne NJ BAM Series 2016 5.00%, 7/01/39	1,075	1,193,282
Hudson County Improvement Authority (County of Hudson NJ) Series 2016 5.00%, 5/01/32	3,645	4,234,652
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014U 5.00%, 6/15/21	3,500	3,725,785
Series 2015X 5.00%, 6/15/21	15,920	16,946,999
Series 2017B 5.00%, 11/01/20	7,505	7,996,878
New Jersey Economic Development Authority (UMM Energy Partners LLC) Series 2012A 5.125%, 6/15/43	735	763,577
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 9/15/29	2,850	3,104,875
Series 2000B 5.625%, 11/15/30	1,475	1,634,875
New Jersey Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group) 5.00%, 7/01/35-7/01/37	4,300	4,860,789
New Jersey Health Care Facilities Financing Authority (Holy Name Medical Center, Inc.) Series 2010 5.00%, 7/01/25	100	107,898
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/28-6/15/30	29,160	31,107,364

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2014A 5.00%, 6/15/38	$1,000	$1,005,300
New Jersey Turnpike Authority Series 2013A 5.00%, 1/01/27-1/01/32	3,500	3,981,530
Series 2015E 5.00%, 1/01/33-1/01/45	15,400	17,237,360
Series 2016A 5.00%, 1/01/33	6,500	7,431,515
Series 2017A 5.00%, 1/01/33-1/01/34	15,000	17,286,450
NATL Series 2000D 1.61%, 1/01/30(j)	1,175	1,078,145
Tobacco Settlement Financing Corp./NJ Series 2007-1A 5.00%, 6/01/41	15,660	15,252,997

		138,950,271

New Mexico – 0.1%
New Mexico Hospital Equipment Loan Council (Gerald Champion Regional Medical Center) Series 2012 5.50%, 7/01/42	1,060	1,126,822

New York – 5.6%
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/34	2,000	2,016,240
City of Newburgh NY Series 2012A 5.625%, 6/15/34	245	266,315
Metropolitan Transportation Authority Series 2013E 5.00%, 11/15/32	4,425	5,099,503
Series 2016A 5.00%, 11/15/32	3,440	3,969,072
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) 5.00%, 11/15/31(d)	190	217,423

32 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2014A 6.50%, 1/01/32	$75	$75,882
6.70%, 1/01/49	454	451,958
Series 2014B 5.50%, 7/01/20	479	484,520
Series 2014C 2.00%, 1/01/49(b)(c)(g)	514	87,341
New York City Municipal Water Finance Authority Series 2017E 5.00%, 6/15/36	7,305	8,467,737
New York Liberty Development Corp. (7 World Trade Center II LLC) Series 2012 5.00%, 3/15/44	100	107,815
New York Liberty Development Corp. (Goldman Sachs Headquarters LLC) Series 2005 5.25%, 10/01/35	1,325	1,605,357
New York NY GO Series 2013A-1 5.00%, 10/01/28(d)	500	576,835
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/30-12/01/34(a)	4,200	4,573,082
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2015A 5.00%, 3/15/35	2,250	2,568,240
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001B 1.54%, 10/01/36(j)	3,200	2,952,781
XLCA Series 2004A 1.558%, 1/01/39(j)	4,100	3,698,934
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2012I 5.00%, 1/01/37	2,000	2,226,080

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016A 5.00%, 1/01/41	$3,800	$4,252,656
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 7/01/46	10,320	11,019,489
Orange County Funding Corp. (The Hamlet at Wallkill) Series 2013 6.50%, 1/01/46	1,125	1,089,416
Port Authority of New York & New Jersey Series 2012 5.00%, 10/01/34	3,900	4,345,965
Series 2013-178 5.00%, 12/01/33	5,000	5,659,750
Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/28-11/15/29(d)	1,950	2,278,839
Series 2017B 5.00%, 11/15/35	11,170	13,019,417
Ulster County Capital Resource Corp. (Kingston Regional Senior Living Corp.) Series 2014A 7.50%, 9/15/44(a)(k)	360	322,456
Series 2014B 7.00%, 9/15/44(a)	410	420,602
Ulster County Industrial Development Agency (Kingston Regional Senior Living Corp.) Series 2007A 6.00%, 9/15/27-9/15/37	2,225	2,224,804
Westchester County Local Development Corp. (Kendal on Hudson) Series 2013 5.00%, 1/01/34	3,840	4,062,528
Westchester County Local Development Corp. (Westchester County Healthcare Corp./NY) Series 2016 5.00%, 11/01/46	4,230	4,481,981

		92,623,018

North Carolina – 1.3%
North Carolina Medical Care Commission (Aldersgate United Methodist Retirement Community, Inc.) Series 2015 4.875%, 7/01/40	5,000	5,055,050
5.00%, 7/01/45	1,000	1,016,010

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

North Carolina Medical Care Commission (Mission Health System, Inc./NC) Series 2017 5.00%, 10/01/30-10/01/36(f)	$10,025	$11,344,352
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/30	2,250	2,308,725
North Carolina Medical Care Commission (United Church Homes & Services Obligated Group) Series 2015A 5.00%, 9/01/37	1,735	1,785,263

		21,509,400

Ohio – 2.4%
American Municipal Power, Inc. Series 2016A 5.00%, 2/15/37-2/15/41	10,200	11,346,090
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	14,185	13,596,322
County of Franklin OH (First Community Village Obligated Group) Series 2013 5.625%, 7/01/47	2,300	2,306,325
County of Hamilton OH (Life Enriching Communities Obligated Group) Series 2012 5.00%, 1/01/42	1,030	1,068,450
Dayton-Montgomery County Port Authority (StoryPoint Troy Project) Series 2015-1 7.00%, 1/15/40	2,500	2,527,750
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	4,840	4,508,073
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33	3,820	3,557,413
Toledo-Lucas County Port Authority (StoryPoint Obligated Group) Series 2016 6.375%, 1/15/51(a)	1,000	1,000,240

		39,910,663

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Oklahoma – 0.5%
Oklahoma Capitol Improvement Authority (Oklahoma Capitol Improvement Authority State Lease) Series 2016 4.00%, 7/01/32-7/01/34	$6,645	$7,012,869
Tulsa Airports Improvement Trust (American Airlines, Inc.) Series 2013A 5.50%, 6/01/35	1,125	1,174,781

		8,187,650

Oregon – 0.3%
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.00%, 10/01/19	410	425,514
State of Oregon Series 2017L 5.00%, 8/01/34(f)	4,170	4,961,508

		5,387,022

Pennsylvania – 8.9%
Bensalem Township School District Series 2013 5.00%, 6/01/29	8,570	10,112,428
Cheltenham Township School District Series 2016B 5.00%, 2/15/39	1,780	1,995,202
City of Philadelphia PA Series 2013A 5.00%, 7/15/21	1,200	1,357,236
Series 2017 5.00%, 8/01/29-8/01/31	12,110	13,965,771
City of Philadelphia PA Water & Wastewater Revenue Series 2017A 5.00%, 10/01/35-10/01/36	5,105	5,859,340
County of Lehigh PA (Lehigh Valley Health Network Obligated Group) Series 2016A 4.00%, 7/01/35	18,200	18,175,976
Cumberland County Municipal Authority (Asbury Pennsylvania Obligated Group) Series 2010 6.125%, 1/01/45	180	188,672

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2012 5.25%, 1/01/41	$1,000	$1,012,280
Delaware River Joint Toll Bridge Commission Series 2017 5.00%, 7/01/34-7/01/37	14,500	16,688,855
Montgomery County Industrial Development Authority/PA (Philadelphia Presbytery Homes, Inc.) Series 2010 6.50%, 12/01/25	200	226,706
Montgomery County Industrial Development Authority/PA (Whitemarsh Continuing Care Retirement Community) Series 2015 5.00%, 1/01/30	1,040	1,045,190
5.25%, 1/01/40	4,740	4,702,412
Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 5.75%, 7/01/35	5,135	5,334,341
Northeastern Pennsylvania Hospital & Education Authority (Wilkes University) Series 2012A 5.25%, 3/01/42	265	276,763
Series 2016A 5.00%, 3/01/37	1,400	1,497,818
Pennsylvania Economic Development Financing Authority (National Railroad Passenger Corp. (The)) Series 2012A 5.00%, 11/01/41	1,620	1,732,979
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/34	2,830	3,104,227
Pennsylvania Higher Educational Facilities Authority (Drexel University) Series 2016 5.00%, 5/01/32-5/01/33	4,000	4,511,400
Pennsylvania State University Series 2016B 5.00%, 9/01/32	2,000	2,360,720

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania Turnpike Commission Series 2016 5.00%, 6/01/37	$4,000	$4,372,960
Pennsylvania Turnpike Commission (Pennsylvania Turnpike Commission Oil Franchise Tax) Series 2016A 5.00%, 12/01/31-12/01/32	5,760	6,708,731
Philadelphia Gas Works Co. Series 2016 5.00%, 10/01/31-10/01/34	5,300	5,957,618
School District of Philadelphia (The) Series 2015A 5.00%, 9/01/34-9/01/35	2,615	2,797,975
Series 2016F 5.00%, 9/01/33-9/01/36	4,000	4,307,930
Scranton-Lackawanna Health & Welfare Authority (Scranton Parking System Concession Project) Series 2016A 5.00%, 1/01/51-1/01/57(a)	12,110	12,089,334
Series 2016B 6.08%, 1/01/26(a)	1,070	1,045,037
Series 2016C Zero Coupon, 1/01/36(a)	2,945	998,649
Series 2016D Zero Coupon, 1/01/57(a)	61,525	3,807,782
State Public School Building Authority (Harrisburg School District) AGM Series 2016A 5.00%, 12/01/29-12/01/30	9,880	11,301,470

		147,535,802

Puerto Rico – 0.4%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	7,195	6,907,200
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Sistema Universitario Ana G Mendez Incorporado) Series 2012 5.375%, 4/01/42	335	298,988

		7,206,188

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Rhode Island – 0.4%
Rhode Island Health & Educational Building Corp. Series 2011 8.375%, 1/01/46 (Pre-refunded/ETM)	$3,150	$3,902,031
Rhode Island Health & Educational Building Corp. (City of Woonsocket RI) AGM Series 2017A 5.00%, 5/15/28-5/15/29	2,000	2,312,450

		6,214,481

South Carolina – 0.6%
South Carolina Jobs-Economic Development Authority (Lutheran Homes of South Carolina Obligated Group) Series 2013 5.00%, 5/01/43	1,000	955,210
5.125%, 5/01/48	1,000	963,200
South Carolina Public Service Authority Series 2013A 5.00%, 12/01/38	575	608,971
Series 2013B 5.00%, 12/01/38	810	857,855
Series 2014B 5.00%, 12/01/38	1,160	1,233,057
Series 2014C 5.00%, 12/01/36	495	530,412
Series 2016A 5.00%, 12/01/34-12/01/36	4,565	4,974,160

		10,122,865

Tennessee – 1.1%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.00%, 12/01/35(a)	8,135	7,857,759
Johnson City Health & Educational Facilities Board (Mountain States Health Alliance Obligated Group) Series 2012 5.00%, 8/15/42	4,890	5,158,657

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd (Vanderbilt University Medical Center Obligated Group) Series 2016 5.00%, 7/01/40	$2,435	$2,700,926
Shelby County Health Educational & Housing Facilities Board (Village at Germantown, Inc.) Series 2012 5.25%, 12/01/42	1,000	1,032,610
5.375%, 12/01/47	800	828,976

		17,578,928

Texas – 8.1%
Arlington Higher Education Finance Corp. (Harmony Public Schools) Series 2016A 5.00%, 2/15/41-2/15/46	6,060	6,720,296
Arlington Higher Education Finance Corp. (Wayside Schools) Series 2016A 4.625%, 8/15/46	2,450	2,235,723
Central Texas Regional Mobility Authority Series 2011 6.00%, 1/01/41 (Pre-refunded/ETM)	120	139,490
Series 2013 5.00%, 1/01/42	3,500	3,797,290
Series 2016 5.00%, 1/01/33-1/01/40	6,855	7,604,254
Central Texas Turnpike System Series 2015C 5.00%, 8/15/37	6,800	7,482,584
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/30	1,965	2,231,415
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 7/01/29	3,155	3,373,925
Series 2015B 5.00%, 7/15/30-7/15/35	2,960	3,152,135
City of San Antonio TX Electric & Gas Systems Revenue 5.00%, 2/01/33-2/01/35	9,295	10,870,039

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Clifton Higher Education Finance Corp. (IDEA Public Schools) Series 2012 5.00%, 8/15/42	$530	$555,244
Series 2013 6.00%, 8/15/43	1,000	1,120,690
Series 2016A 5.00%, 8/15/34-8/15/36	4,180	4,790,258
Dallas County Flood Control District No 1 Series 2015 5.00%, 4/01/28(a)	1,150	1,212,686
Dallas/Fort Worth International Airport Series 2012E 5.00%, 11/01/35	1,500	1,638,930
Decatur Hospital Authority (Wise Regional Health System) Series 2014A 5.25%, 9/01/44	3,150	3,291,876
Houston TX Util Sys Series 2011D 5.00%, 11/15/28(d)	400	462,464
Mission Economic Development Corp. (Natgasoline LLC) Series 2016B 5.75%, 10/01/31(a)	5,225	5,480,973
New Hope Cultural Education Facilities Finance Corp. (Wesleyan Homes, Inc.) Series 2014 5.50%, 1/01/49	1,700	1,721,046
New Hope Cultural Education Facilities Finance Corp. (Westminster Manor) Series 2016 4.00%, 11/01/36	1,475	1,372,679
North East Texas Regional Mobility Authority Series 2016 5.00%, 1/01/46	2,500	2,690,825
North Texas Education Finance Corp. (Uplift Education) Series 2012A 5.125%, 12/01/42	280	296,478
North Texas Tollway Authority Series 2014B 5.00%, 1/01/31	8,975	10,137,891
Series 2015A 5.00%, 1/01/35	7,000	7,834,680

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2015B 5.00%, 1/01/34	$3,500	$3,945,165
Series 2016A 5.00%, 1/01/39	4,000	4,498,840
Red River Health Facilities Development Corp. Series 2011A 8.00%, 11/15/46 (Pre-refunded/ETM)	1,790	2,295,335
Red River Health Facilities Development Corp. (MRC Crossings Proj) Series 2014A 7.75%, 11/15/44	1,315	1,477,350
Red River Health Facilities Development Corp. (Wichita Falls Retirement Foundation) Series 2012 5.50%, 1/01/32	1,740	1,840,033
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8.00%, 7/01/38(b)(e)	2,180	981,000
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.50%, 11/15/22	200	202,378
Tarrant County Cultural Education Facilities Finance Corp. (CC Young Memorial Home Obligated Group) Series 2017A 6.375%, 2/15/41-2/15/48	6,875	7,077,930
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015B 5.00%, 11/15/30	4,000	4,077,840
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2009A 8.25%, 11/15/39-11/15/44	5,025	5,340,934

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2009B 5.25%, 11/15/45(l)	$1,075	$1,074,979
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/44	1,065	1,115,971
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008D 6.25%, 12/15/26	1,000	1,206,510
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group LLC) Series 2016 5.00%, 12/31/40	1,255	1,360,382
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	660	748,334
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	200	222,986
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) Series 2013 6.75%, 6/30/43	3,600	4,045,680
Travis County Health Facilities Development Corp. (Longhorn Village) Series 2012A 7.00%, 1/01/32	1,200	1,311,552
7.125%, 1/01/46	2,430	2,640,341
Viridian Municipal Management District Series 2011 9.00%, 12/01/37 (Pre-refunded/ETM)	75	98,858

		135,776,269

Utah – 0.0%
Timber Lakes Water Special Service District Series 2011 8.125%, 6/15/31	90	95,165

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Utah Charter School Finance Authority Series 2010 8.25%, 7/15/46 (Pre-refunded/ETM)	$100	$110,536
Utah Charter School Finance Authority (Early Light Academy, Inc.) Series 2010 8.50%, 7/15/46	100	108,283
Utah Charter School Finance Authority (North Star Academy) Series 2010A 7.00%, 7/15/45	100	108,388

		422,372

Vermont – 0.4%
Vermont Economic Development Authority (Wake Robin Corp.) Series 2012 5.40%, 5/01/33	200	210,896
Vermont Educational & Health Buildings Financing Agency (University of Vermont Health Network Obligated Group) Series 2016A 5.00%, 12/01/34	1,500	1,661,355
Series 2016B 5.00%, 12/01/37-12/01/38	4,420	4,837,613

		6,709,864

Virginia – 1.1%
Cherry Hill Community Development Authority (Potomac Shores Project) Series 2015 5.15%, 3/01/35(a)	1,000	1,004,400
Chesapeake Bay Bridge & Tunnel District Series 2016 5.00%, 7/01/46	1,000	1,103,450
Chesterfield County Economic Development Authority (Brandermill Woods) Series 2012 5.125%, 1/01/43	1,030	1,047,201
City of Chesapeake VA Chesapeake Expressway Toll Road Revenue Series 2012A 5.00%, 7/15/47	300	316,245

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Fairfax County Economic Development Authority (Vinson Hall LLC) Series 2013A 5.00%, 12/01/47	$1,955	$1,986,671
Tobacco Settlement Financing Corp./VA Series 2007B-1 5.00%, 6/01/47	6,790	6,445,951
Virginia College Bldg Auth (Virginia Lease 21st Century College Prog) Series 2013A 5.00%, 2/01/28(d)	550	638,456
Virginia College Building Authority (Marymount University) Series 2015B 5.25%, 7/01/35(a)	1,000	1,061,180
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo. LLC) Series 2012 5.50%, 1/01/42	3,580	3,913,441

		17,516,995

Washington – 1.0%
King County Public Hospital District No 4 Series 2015A 5.00%, 12/01/30	2,235	2,239,537
Port of Seattle WA Series 2015C 5.00%, 4/01/33	5,035	5,621,577
Washington State Housing Finance Commission (Mirabella) Series 2012A 6.75%, 10/01/47(a)	3,550	3,687,811
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2016A 5.00%, 1/01/31(a)	1,650	1,706,117
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014A 7.375%, 1/01/44(a)	3,215	3,581,189

		16,836,231

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

West Virginia – 0.2%
West Virginia Hospital Finance Authority (West Virginia University Health System Obligated Group) AGM Series 2004B 1.733%, 2/15/34(j)	$850	$773,446
West Virginia Hospital Finance Authority (West Virginia University Health System, Inc.) Series 2013A 5.50%, 6/01/44	2,100	2,348,808

		3,122,254

Wisconsin – 1.4%
University of Wisconsin Hospitals & Clinics Series 2013A 5.00%, 4/01/38	4,155	4,557,121
Wisconsin Public Finance Authority (Bancroft Neurohealth/Bancroft Rehabilitation Services Obligated Group) Series 2016 5.125%, 6/01/48(a)	2,055	1,973,211
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016C 4.30%, 11/01/30	2,060	2,070,691
Series 2016D 4.05%, 11/01/30	720	726,494
Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) 5.25%, 5/15/37-5/15/47(a)	3,225	3,391,824
Wisconsin Public Finance Authority (Natgasoline LLC) Series 2016 10.00%, 6/30/21(a)	7,350	7,396,452
Wisconsin Public Finance Authority (Pine Lake Preparatory, Inc.) Series 2015 5.25%, 3/01/35(a)	1,550	1,595,973
Wisconsin Public Finance Authority (Rose Villa) Series 2014A 5.75%, 11/15/44	1,000	1,045,300
Wisconsin Public Finance Authority (Seabury Retirement Community) Series 2015A 5.00%, 9/01/30(a)	545	562,162

		23,319,228

Total Long-Term Municipal Bonds (cost $1,561,589,916)		1,569,475,175

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 2.1%
California – 0.2%
California Statewide Communities Development Authority (Irvine Apartment Communities LP) Series 2008W 0.88%, 9/15/29(m)	$3,500	$3,500,000

Illinois – 0.3%
Joliet Regional Port District (Exxon Mobil Corp.) Series 1989 0.86%, 10/01/24(m)	5,700	5,700,000

Louisiana – 0.9%
East Baton Rouge Parish Industrial Development Board, Inc. (Exxon Mobil Corp.) Series 2011 0.86%, 12/01/51(m)	9,368	9,368,000
Louisiana Offshore Terminal Authority (Loop LLC) Series 1997A 0.86%, 9/01/17(m)	5,300	5,300,000

		14,668,000

Minnesota – 0.7%
City of Minneapolis MN/St Paul Housing & Redevelopment Authority (Allina Health System) Series 2009B 0.87%, 11/15/35(m)	11,500	11,500,000

Total Short-Term Municipal Notes (cost $35,368,000)		35,368,000

Total Municipal Obligations (cost $1,596,957,916)		1,604,843,175

	Shares
SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 0.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.57%(n)(o) (cost $14,753,182)	14,753,182	14,753,182

abfunds.com	AB MUNICIPAL INCOME SHARES | 47

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Corporates – Investment Grade – 0.1%
Texas Pellets, Inc./German Pellets Texas LLC 8.00%, 6/19/17(h)(p)	$865	$865,000
8.00%, 7/30/17(h)(p)	900	900,000

Total Corporates – Investment Grade (cost $1,765,000)		1,765,000

Total Short-Term Investments (cost $16,518,182)		16,518,182

Total Investments – 97.3% (cost $1,613,476,098)		1,621,361,357
Other assets less liabilities – 2.7%		45,764,175

Net Assets – 100.0%		$1,667,125,532

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2017, the aggregate market value of these securities amounted to $115,973,526 or 7.0% of net assets

(b)	Defaulted.

(c)	Non-income producing security.

(d)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note G).

(e)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Capital Trust Agency, Inc. (Million Air One LLC) Series 2011 7.75%, 1/01/41	4/15/16	$6,456,349	$6,154,797	0.37%
Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.125%, 2/15/40	12/18/13	2,886,677	1,620,000	0.10%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10.50%, 7/01/39	12/09/13	2,750,000	935,000	0.06%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 7.50%, 7/01/23	7/31/14	1,250,000	425,000	0.03%
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8.00%, 7/01/38	5/08/13	2,251,730	981,000	0.06%

(f)	When-Issued or delayed delivery security.

(g)	Illiquid security.

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PORTFOLIO OF INVESTMENTS (continued)

(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.19% of net assets as of April 30, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
City of Chicago IL (Goldblatts Supportive Living Project) Series 2015 6.00%, 12/01/30	5/27/15	$2,320,000	$2,289,654	0.14%
Texas Pellets, Inc./German Pellets Texas LLC 8.00%, 6/19/17	6/15/16	865,000	865,000	0.05%
8.00%, 7/30/17	4/24/17	900,000	900,000	0.05%

(i)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2017.

(j)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of April 30, 2017 and the aggregate market value of these securities amounted to $18,135,340 or 1.09% of net assets.

(k)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(l)	Variable rate coupon, rate shown as of April 30, 2017.

(m)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(n)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(o)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(p)	Fair valued by the Adviser.

As of April 30, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.0% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

COP – Certificate of Participation

ETM – Escrowed to Maturity

GO – General Obligation

NATL – National Interstate Corporation

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME SHARES | 49

STATEMENT OF ASSETS & LIABILITIES

April 30, 2017

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,598,722,916)	$1,606,608,175
Affiliated issuers (cost $14,753,182)	14,753,182
Cash	381
Receivable for investment securities sold	55,604,439
Interest receivable	21,944,685
Receivable for shares of beneficial interest sold	11,612,653
Affiliated dividends receivable	19,882
Receivable due from Adviser	6,912

Total assets	1,710,550,309

Liabilities
Payable for investment securities purchased	33,261,056
Dividends payable	4,907,948
Payable for floating rate notes issued*	3,950,000
Payable for shares of beneficial interest redeemed	1,291,361
Other liabilities	14,412

Total liabilities	43,424,777

Net Assets	$1,667,125,532

Composition of Net Assets
Shares of beneficial interest, at par	$1,482
Additional paid-in capital	1,660,081,144
Undistributed net investment income	1,073,275
Accumulated net realized loss on investment transactions	(1,915,628)
Net unrealized appreciation on investments	7,885,259

$1,667,125,532

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 148,214,656 common shares outstanding)	$11.25

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note G).

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended April 30, 2017

Investment Income
Interest	$53,963,237
Dividends—Affiliated issuers	198,818
Other income(a)	109,469	$54,271,524

Expenses
Interest expense	69,733

Total expenses		69,733

Net investment income		54,201,791

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(1,238,401)
Swaps		6,851,850
Net change in unrealized appreciation/depreciation of:
Investments		(52,014,393)
Swaps		(993,772)

Net loss on investment transactions		(47,394,716)

Net Increase in Net Assets from Operations		$6,807,075

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2017	Year Ended April 30, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$54,201,791	$34,161,167
Net realized gain on investment transactions	5,613,449	3,259,732
Net change in unrealized appreciation/depreciation of investments	(53,008,165)	35,309,236

Net increase in net assets from operations	6,807,075	72,730,135
Dividends to Shareholders from
Net investment income	(54,115,439)	(35,076,507)
Transactions in Shares of Beneficial Interest
Net increase	601,893,684	440,219,988

Total increase	554,585,320	477,873,616
Net Assets
Beginning of period	1,112,540,212	634,666,596

End of period (including undistributed net investment income of $1,073,275 and $142,418, respectively)	$1,667,125,532	$1,112,540,212

See notes to financial statements.

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STATEMENT OF CASH FLOWS

For the Year Ended April 30, 2017

Net increase in net assets from operations		$6,807,075
Reconciliation of net increase in net assets from operations to net decrease in cash from operating activities:
Purchases of long-term investments	$(890,040,208)
Purchases of short-term investments	(663,909,545)
Proceeds from disposition of long-term investments	317,367,507
Proceeds from disposition of short-term investments	692,547,670
Net realized gain on investment transactions	(5,613,449)
Net change in unrealized appreciation/depreciation on investment transactions	53,008,165
Net accretion of bond discount and amortization of bond premium	8,179,770
Increase in receivable for investments sold	(55,599,439)
Increase in interest receivable	(7,728,340)
Increase in affiliated dividends receivable	3,013
Increase in receivable due from Adviser	(6,912)
Decrease in cash collateral due from broker	1,516,183
Decrease in payable for investments purchased	(6,508,425)
Decrease in cash collateral due to broker	(260,000)
Decrease in other liabilities	(10,559)
Proceeds on swaps, net	6,068,693
Payments for exchange-traded derivatives settlements	(189,218)

Total adjustments		(551,175,094)

Net decrease in cash from operating activities		$(544,368,019)

Cash flows from financing activities
Redemptions in shares of beneficial interest, net	598,446,588
Decrease in due to custodian	(14)
Cash dividends paid (net of dividend reinvestments)	(52,763,174)
Repayment of floating rate notes issued	(1,315,000)

Net increase in cash from financing activities		544,368,400

Net increase in cash		381
Net change in cash
Cash at beginning of year		—

Cash at end of year		$381

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$69,733

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in Level 3 securities throughout the year.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2017

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering three separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares and AB Taxable Multi-Sector Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Municipal Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the

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NOTES TO FINANCIAL STATEMENTS (continued)

counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate

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NOTES TO FINANCIAL STATEMENTS (continued)

issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2017:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds:
Alaska	$	– 0	–	$10,172,360		$115,363		$10,287,723
Arizona		– 0	–	30,910,088		5,173,979		36,084,067
California		– 0	–	95,943,649		16,523,321		112,466,970
Colorado		– 0	–	13,968,067		9,621,235		23,589,302
Florida		– 0	–	95,678,713		16,477,924		112,156,637
Illinois		– 0	–	162,893,043		21,106,632		183,999,675
Kansas		– 0	–	– 0	–	551,221		551,221
Kentucky		– 0	–	31,037,968		7,800,067		38,838,035
Louisiana		– 0	–	9,464,469		3,513,445		12,977,914
Michigan		– 0	–	99,373,277		10,756,184		110,129,461
Missouri		– 0	–	10,157,669		12,361,912		22,519,581
New York		– 0	–	87,466,039		5,156,979		92,623,018
North Carolina		– 0	–	11,344,352		10,165,048		21,509,400
Ohio		– 0	–	34,076,348		5,834,315		39,910,663
Oklahoma		– 0	–	7,012,869		1,174,781		8,187,650
Oregon		– 0	–	4,961,508		425,514		5,387,022
Pennsylvania		– 0	–	135,252,907		12,282,895		147,535,802
South Carolina		– 0	–	8,204,455		1,918,410		10,122,865
Tennessee		– 0	–	7,859,583		9,719,345		17,578,928
Texas		– 0	–	110,544,258		25,232,011		135,776,269
Utah		– 0	–	108,388		313,984		422,372
Vermont		– 0	–	6,498,968		210,896		6,709,864
Virginia		– 0	–	13,478,723		4,038,272		17,516,995
Washington		– 0	–	7,327,694		9,508,537		16,836,231
Wisconsin		– 0	–	12,904,265		10,414,963		23,319,228
Other		– 0	–	362,438,282		– 0	–	362,438,282
Short-Term Municipal Notes		– 0	–	35,368,000		– 0	–	35,368,000
Short-Term Investments:
Investment Companies		14,753,182		– 0	–	– 0	–	14,753,182
Corporates – Investment Grade		– 0	–	– 0	–	1,765,000		1,765,000

Total Investments in Securities		14,753,182		1,404,445,942		202,162,233		1,621,361,357
Other Financial Instruments(a)		– 0	–	– 0	–	– 0	–	– 0	–

Total(b)		$14,753,182		$1,404,445,942		$202,162,233		$1,621,361,357

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(b)	There were no transfers between Level 1 and Level 2 during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Corporates - Investment Grade			Total
Balance as of 4/30/16	$201,986,684		$	– 0	–	$201,986,684
Accrued discounts/(premiums)	384,686			– 0	–	384,686
Realized gain (loss)	937,990			– 0	–	937,990
Change in unrealized appreciation/depreciation	(7,508,789)			– 0	–	(7,508,789)
Purchases	41,177,624			1,765,000		42,942,624
Sales	(23,666,607)			– 0	–	(23,666,607)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	(12,914,355)			– 0	–	(12,914,355)

Balance as of 4/30/17	$200,397,233			$1,765,000		$202,162,233	(a)

Net change in unrealized appreciation/depreciation from investments held as of 4/30/17(b)	$(6,638,481)		$	– 0	–	$(6,638,481)

(a)	There were de minimis transfers under 1% of net assets during the reporting period.

(b)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

As of April 30, 2017, all Level 3 securities were priced i) by third party vendors or ii) using prior transaction prices, which approximates fair value.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

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NOTES TO FINANCIAL STATEMENTS (continued)

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a Distribution Agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”). The Fund may invest in Government Money Market Portfolio which has a contractual

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annual advisory fee rate of .20% of the Portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to reimburse the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended April 30, 2017, such reimbursement amounted to $109,469. A summary of the Fund’s transactions in shares of the Government Money Market Portfolio for the year ended April 30, 2017 is as follows:

Market Value 4/30/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/17 (000)	Dividend Income (000)
$74,724	$626,777	$686,748	$14,753	$199

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$890,040,208		$317,361,170
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,609,528,848

Gross unrealized appreciation	$40,115,397
Gross unrealized depreciation	(32,247,299)

Net unrealized appreciation	$7,868,098

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to

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exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

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At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended April 30, 2017, the Fund held interest rate swaps for hedging and non-hedging purposes.

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Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended April 30, 2017, the Fund held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of April 30, 2017, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller

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of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended April 30, 2017, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction.

During the year ended April 30, 2017, the Fund had entered into the following derivatives:

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$6,007,017	$(40,380)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	844,833	(953,392)

Total		$6,851,850	$(993,772)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended April 30, 2017:

Interest Rate Swaps:
Average notional amount	$63,590,909	(a)
Inflation Swaps:
Average notional amount	$24,490,714	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$24,500,000	(c)
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$11,760,000	(d)
Average notional amount of sale contracts	$19,680,000	(e)

(a)	Positions were open for ten months during the year.

(b)	Positions were open for six months during the year.

(c)	Positions were open for four months during the year.

(d)	Positions were open for less than one month during the year.

(e)	Positions were open for two months during the year.

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NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2017	Year Ended April 30, 2016

Shares sold	78,438,285	50,672,634	$897,745,615	$570,253,491

Shares redeemed	(26,222,837)	(11,631,177)	(295,851,931)	(130,033,503)

Net increase	52,215,448	39,041,457	$601,893,684	$440,219,988

NOTE E

Risks Involved in Investing in the Fund

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Fund may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities,

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Puerto Rico experienced a significant downturn during the recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low ratings by the credit rating organizations. More recently Puerto Rico has defaulted on its debt payments, and if the general economic situation in Puerto Rico persists, the volatility and credit quality of Puerto Rican municipal securities will continue to be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising interest rates due to the current period of historically low interest rates and the potential effect of government fiscal and central bank monetary policy initiatives, including Federal Reserve actions, and market reactions to such actions. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

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Financing and Related Transactions; Leverage and Other Risks—The Fund may utilize financial leverage, including tender option bond transactions, to seek to enhance the yield and net asset value. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for shareholders, including the likelihood of greater volatility of the net asset value. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. As a result, the amounts available for distribution as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the floaters in tender option bond transactions would increase, which may adversely affect the Fund’s income and distribution to shareholders. A decline in distributions would adversely affect the Fund’s yield. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value.

In a tender option bond transaction, the Fund may transfer a highly rated fixed-rate municipal security into a special purpose vehicle (typically, a trust). The Fund receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Fund also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note G to the Financial Statements “Floating Rate Notes in Connection with Securities Held” for more information about tender option bond transactions.

The Fund may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse

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floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease.

Liquidity Risk—Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the Adviser on behalf of the Fund. The Fund did not utilize the Facility during the year ended April 30, 2017.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2017 and April 30, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$640,741	$2,224,599

Total taxable distributions	$640,741	$2,224,599
Tax-exempt distributions	53,474,698	32,851,908

Total distributions paid	$54,115,439	$35,076,507

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As of April 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$6,664,973
Accumulated capital and other losses	(1,898,466	)(a)
Unrealized appreciation/(depreciation)	7,868,097	(b)

Total accumulated earnings/(deficit)	$12,634,604	(c)

(a)	As of April 30, 2017, the Fund had a net capital loss carryforward of $1,898,466. During the fiscal year, the Fund utilized $4,694,188 of capital loss carryforwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of tender option bonds.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2017, the Fund had a net short-term capital loss carryforward of $1,898,466 which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps and clearing fees resulted in a net increase in undistributed net investment income and a net increase in accumulated net realized loss on investment transactions. These reclassifications had no effect on net assets.

NOTE H

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond transactions in which the Fund transfers a fixed rate bond (“Fixed Rate Bond”) into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust). The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by

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including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At April 30, 2017, the amount of the Fund’s Floating Rate Notes outstanding was $3,950,000 and the related interest rate was 0.93%. For the year ended April 30, 2017, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were $5,008,712 and 1.34%, respectively.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing.

The final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) were issued on December 10, 2013. The Volcker Rule precludes banking entities and their affiliates from (i) sponsoring residual interest bond programs, such as the Fund’s TOB transactions (as such programs were then previously or are presently structured), and (ii) continuing certain relationships with or certain services for residual interest bond programs. As a result, such residual interest bond trusts need to be restructured or unwound. The effects of the Volcker Rule may make it more difficult for the Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage. Banking entities subject to the Volcker Rule were required to comply by July 21, 2015 for TOBs established after December 31, 2013, and by July 21, 2017 for TOBs established prior to December 31, 2013.

As of April 30, 2017, the Fund’s investments in residual interest bonds that are required to be compliant with the Volcker Rule by July 21, 2017 have been restructured by the required compliance date. These restructurings did not have a material impact on the Fund’s financial position or results of operations.

NOTE I

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for

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the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Year Ended April 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 11.59	$ 11.14	$ 10.64	$ 11.22	$ 10.50

Income From Investment Operations
Net investment income(a)	.44	.48	.51	.52	.47
Net realized and unrealized gain (loss) on investment transactions	(.34)	.46	.51	(.59)	.77	†

Net increase (decrease) in net asset value from operations	.10	.94	1.02	(.07)	1.24

Less: Dividends and Distributions
Dividends from net investment income	(.44)	(.49)	(.52)	(.51)	(.52)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.00	)(b)	– 0	–

Total dividends and distributions	(.44)	(.49)	(.52)	(.51)	(.52)

Net asset value, end of period	$ 11.25	$ 11.59	$ 11.14	$ 10.64	$ 11.22

Total Return
Total investment return based on net asset value(c)	.87%	8.69%	9.73%	(.28)%	11.98%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,667,126	$1,112,540	$634,667	$381,668	$205,258
Ratio to average net assets of:
Expenses(d)	.00	%(e)	.01%	.01%	.01%	.03%
Net investment income	3.85%	4.25%	4.62%	5.03%	4.41%
Portfolio turnover rate	23%	8%	10%	29%	7%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios, excluding interest expense are .00%, .00%, .00%, .00% and .00%, respectively.

(e)	Amount is less than .005%.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AB Corporate Shares and Shareholders of AB Municipal Income Shares:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Municipal Income Shares (the “Fund”), one of the series constituting AB Corporate Shares, as of April 30, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Municipal Income Shares, one of the series constituting AB Corporate Shares, at April 30, 2017, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 28, 2017

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Robert “Guy” B. Davidson III(2), Vice President Terrance T. Hults(2), Vice President Matthew J. Norton(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Trust’s Portfolio are made by the Municipal Bond Investment Team. Messrs. Robert “Guy” B. Davidson III, Terrance T. Hults and Matthew J. Norton are the investment professionals primarily responsible for the day-to-day management of the Trust’s Portfolio.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Certain information concerning the Trust’s Trustee is set forth below.

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith # 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he has been associated since prior to 2004.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES
Marshall C. Turner, Jr. ## Chairman of the Board 75 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	95	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin ## 75 (2004)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Michael J. Downey ## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	95	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr. ## 84 (2004)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
D. James Guzy ## 81 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	92	None

Nancy P. Jacklin ## 69 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Carol C. McMullen ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Garry L. Moody ## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	95	None

Earl D. Weiner ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	95	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Keith is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officers

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 72	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Robert “Guy” B. Davidson, III 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Terrance T. Hults 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Matthew J. Norton 34	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2012.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Trust’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Municipal Income Shares (the “Fund”) at a meeting held on November 1-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee (zero) for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

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The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that the Adviser

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is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Fund against a peer universe selected by Broadridge, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2016 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate paid by the Fund to the Adviser (zero) and information provided by Broadridge showing the fees paid by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different

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fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

Since the Fund does not bear ordinary expenses, the directors did not consider comparative expense information.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero, the directors did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 1, 2016, Sustainable Global Thematic Fund was named Global Thematic Growth Fund; prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy.

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NOTES

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NOTES

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NOTES

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AB MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MIS-0151-0417

APR    04.30.17

ANNUAL REPORT

AB TAXABLE MULTI-SECTOR INCOME SHARES

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Taxable Multi-Sector Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 1

ANNUAL REPORT

June 12, 2017

This report provides management’s discussion of fund performance for AB Taxable Multi-Sector Income Shares for the annual reporting period ended April 30, 2017. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The Fund’s investment objective is to generate income and price appreciation.

NAV RETURNS AS OF APRIL 30, 2017 (unaudited)

	6 Months	12 Months
AB TAXABLE MULTI-SECTOR INCOME SHARES	0.65%	1.48%
Bloomberg Barclays US Aggregate ex-Government Bond Index	-0.23%	1.72%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate ex-Government Bond Index, for the six- and 12-month periods ended April 30, 2017.

During the 12-month period, the Fund underperformed the benchmark. Yield-curve positioning detracted from performance, relative to the benchmark, primarily because of an underweight along the long end of the curve, where yields outperformed their shorter-maturity counterparts. The Fund’s shorter-than-benchmark duration more than offset these losses, as rates rose across the curve in the period. Security selection also weighed on performance, particularly within the energy and banking sectors. Industry allocation contributed, as gains from an underweight to agency mortgage-backed securities (“MBS”) more than offset losses from an allocation to Treasuries.

During the six-month period, the Fund outperformed the benchmark. The Fund’s duration underweight across the curve contributed most to relative performance in the rising rate environment. Yield-curve positioning took back some of these gains, mainly because of a lack of exposure to 20- and 30-year maturities, which outperformed the short and intermediate parts of the curve. Industry allocation contributed as well, because of the Fund’s lack of exposure to agency MBS. Security selection detracted, as losses from selections in the energy and banking sectors more than offset gains from selections within commercial mortgage-backed securities.

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The Fund utilized derivatives in the form of interest rate swaps for hedging purposes and credit default swaps for investment purposes, which had an immaterial impact on absolute returns during both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Bond markets rallied over the 12-month period, but were volatile in the latter half of the period. Political events had a significant impact on bond markets during both periods. In the US, Donald Trump’s presidential election victory and the promise of fiscal stimulus, a retreat from globalization and relaxed regulation were treated as positive developments by financial markets, though uncertainty regarding the specific details remained high. UK Prime Minister Theresa May surprised investors when she called for a snap parliamentary election three years ahead of schedule, in an effort to firm up the country’s mandate going into Brexit negotiations. The benign first-round outcome of the French presidential elections quelled some geopolitical uncertainty and renewed appetite for risk assets. Markets, especially in Europe, rallied on the news. The 10-year US Treasury yield rose almost half a percent to end higher at 2.28%. The 10-year German bund yield also rose through both periods, though only modestly in the latter, ending at 0.32%.

European central banks generally maintained an easing bias through the 12-month period, while the US Federal Reserve raised interest rates for the second and third time since the financial crisis in 2008. Accelerating trade and waning inflationary pressures contributed to a rally in emerging-market debt. Yields in developed markets had varying performance in both periods, generally rising in the US, Japan and Canada, and moving in different directions elsewhere, though longer maturities broadly rose. Developed-market treasuries, investment-grade credit securities and emerging-market local-currency government bonds rebounded over the 12-month period, but experienced volatility in the latter half. Global high yield rallied in both periods, during which sector performance was almost uniformly positive; energy and basics were the best performers in each period, benefiting from oil price increases. Consumer-related sectors generally lagged the rising markets, with pharmaceuticals one of the few sectors to fall in both periods.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund may invest in a broad range of securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including corporate and US and non-US government securities. The Fund may invest up to 50% of its assets in below investment-grade bonds (“junk bonds”).

(continued on next page)

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 3

The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term.

The Fund may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 50% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging-market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may also invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swap agreements.

Currencies can have a dramatic effect on returns of non-US dollar-denominated fixed-income securities, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and fixed-income positions separately and may seek to hedge the currency exposure resulting from the Fund’s fixed-income securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Aggregate ex-Government Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays US Aggregate ex-Government Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising interest rates as the current period of historically low interest rates ends. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Fund’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment

6 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

DISCLOSURES AND RISKS (continued)

techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 7

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

9/15/20101 TO 4/30/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Taxable Multi-Sector Income Shares (from 9/15/20101 to 4/30/2017) as compared to the performance of the Fund’s benchmark.

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2017 (unaudited)

NAV Returns
1 Year	1.48%
5 Years	1.52%
Since Inception[1]	2.26%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2017 (unaudited)

NAV Returns
1 Year	1.43%
5 Years	1.72%
Since Inception[1]	2.24%

The prospectus fee table shows the fees and the total fund operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

1	Inception date: 9/15/2010.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$1,006.50	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,024.79	$	– 0	–	0.00%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 9

PORTFOLIO SUMMARY

April 30, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $74.3

1	All data are as of April 30, 2017. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

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PORTFOLIO OF INVESTMENTS

April 30, 2017

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 62.9%
Industrial – 36.6%
Basic – 1.5%
Dow Chemical Co. (The) 8.55%, 5/15/19	$475	$536,099
Glencore Finance Canada Ltd. 4.95%, 11/15/21(a)	505	543,299

		1,079,398

Capital Goods – 5.5%
Boeing Co. (The) 1.65%, 10/30/20	500	495,270
Caterpillar Financial Services Corp. 1.90%, 3/22/19	115	115,160
2.10%, 1/10/20	435	436,553
Emerson Electric Co. 5.00%, 4/15/19	504	533,781
General Electric Co. Series G 6.00%, 8/07/19	605	662,112
John Deere Capital Corp. 1.25%, 10/09/19	435	429,223
1.95%, 1/08/19	125	125,738
Rockwell Collins, Inc. 1.95%, 7/15/19	590	590,696
United Technologies Corp. 1.50%, 11/01/19	675	670,808

		4,059,341

Communications - Media – 0.7%
Comcast Corp. 5.70%, 7/01/19	502	543,044

Communications - Telecommunications – 2.2%
AT&T, Inc. 5.80%, 2/15/19	515	548,444
Deutsche Telekom International Finance BV 1.50%, 9/19/19(a)	560	551,841
Verizon Communications, Inc. 1.375%, 8/15/19	560	552,289

		1,652,574

Consumer Cyclical - Automotive – 5.5%
American Honda Finance Corp. 1.20%, 7/12/19	410	404,461
7.625%, 10/01/18(a)	150	162,301

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 11

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

BMW US Capital LLC 1.45%, 9/13/19(a)	$190	$188,117
1.50%, 4/11/19(a)	490	487,619
Ford Motor Credit Co. LLC 2.551%, 10/05/18	300	302,076
3.336%, 3/18/21	325	330,145
General Motors Financial Co., Inc. 2.40%, 5/09/19	315	315,995
3.10%, 1/15/19	125	126,915
3.15%, 1/15/20	100	101,827
Harley-Davidson Financial Services, Inc. 2.15%, 2/26/20(a)	435	433,469
2.25%, 1/15/19(a)	155	155,645
Nissan Motor Acceptance Corp. 1.55%, 9/13/19(a)	560	551,953
Toyota Motor Credit Corp. 1.70%, 1/09/19	550	550,682

		4,111,205

Consumer Cyclical - Other – 0.7%
Marriott International, Inc./MD 6.75%, 5/15/18	515	540,487

Consumer Cyclical - Restaurants – 0.4%
McDonald’s Corp. 2.10%, 12/07/18	285	286,781

Consumer Non-Cyclical – 8.2%
AbbVie, Inc. 2.00%, 11/06/18	545	546,613
Amgen, Inc. 5.70%, 2/01/19	515	548,717
Anheuser-Busch InBev Finance, Inc. 2.65%, 2/01/21	579	585,826
Becton Dickinson and Co. 2.675%, 12/15/19	371	374,068
Coca-Cola Co. (The) 1.375%, 5/30/19	675	672,678
Kroger Co. (The) 2.00%, 1/15/19	385	385,612
6.15%, 1/15/20	150	165,461
Laboratory Corp. of America Holdings 2.625%, 2/01/20	430	432,344
Molson Coors Brewing Co. 1.45%, 7/15/19	456	450,423
2.25%, 3/15/20(a)	100	100,164

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Mylan NV 2.50%, 6/07/19	$545	$547,540
Stryker Corp. 2.00%, 3/08/19	670	672,486
Thermo Fisher Scientific, Inc. 2.15%, 12/14/18	575	577,432

		6,059,364

Energy – 6.5%
BP Capital Markets PLC 1.676%, 5/03/19	675	672,894
Chevron Corp. 1.561%, 5/16/19	675	673,879
Enterprise Products Operating LLC 2.85%, 4/15/21	660	667,814
Exxon Mobil Corp. 1.708%, 3/01/19	670	671,461
Kinder Morgan, Inc./DE 3.05%, 12/01/19	435	443,787
Schlumberger Holdings Corp. 2.35%, 12/21/18(a)	575	579,290
Shell International Finance BV 1.375%, 9/12/19	560	554,389
Williams Partners LP 4.125%, 11/15/20	520	544,362

		4,807,876

Technology – 4.6%
Apple, Inc. 1.70%, 2/22/19	655	657,744
Broadcom Corp./Broadcom Cayman Finance Ltd. 2.375%, 1/15/20(a)	550	550,627
Cisco Systems, Inc. 1.60%, 2/28/19	450	450,054
International Business Machines Corp. 1.80%, 5/17/19	100	100,409
1.95%, 2/12/19	565	568,644
Lam Research Corp. 2.80%, 6/15/21	545	550,096
Oracle Corp. 2.25%, 10/08/19	545	551,960

		3,429,534

Transportation - Services – 0.8%
Ryder System, Inc. 3.45%, 11/15/21	600	619,308

		27,188,912

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Financial Institutions – 22.1%
Banking – 16.7%
ABN AMRO Bank NV 1.80%, 9/20/19(a)	$695	$689,127
Bank of America Corp. 6.875%, 11/15/18	381	408,832
Series L 2.60%, 1/15/19	315	318,169
Bank of America NA 2.05%, 12/07/18	250	251,385
Capital One Financial Corp. 2.45%, 4/24/19	430	432,602
Capital One NA/Mclean VA 1.85%, 9/13/19	425	421,256
Citigroup, Inc. 1.75%, 5/01/18	450	449,847
2.50%, 9/26/18	285	287,291
Discover Bank 2.00%, 2/21/18	620	620,961
Fifth Third Bank/Cincinnati OH 2.30%, 3/15/19	625	628,938
Goldman Sachs Group, Inc. (The) 2.625%, 1/31/19	580	586,653
Series G 7.50%, 2/15/19	250	273,960
JPMorgan Chase & Co. 6.30%, 4/23/19	535	579,378
KeyBank NA/Cleveland OH 1.60%, 8/22/19	370	366,718
2.35%, 3/08/19	250	251,868
Lloyds Banking Group PLC 3.10%, 7/06/21	585	594,161
Manufacturers & Traders Trust Co. 2.30%, 1/30/19	475	478,947
Mitsubishi UFJ Financial Group, Inc. 2.95%, 3/01/21	615	623,469
Mizuho Financial Group, Inc. 2.632%, 4/12/21(a)	620	618,586
Morgan Stanley Series G 2.45%, 2/01/19	730	736,387
PNC Bank NA 1.95%, 3/04/19	580	581,380
Santander Holdings USA, Inc. 2.70%, 5/24/19	670	672,432
US Bank NA/Cincinnati OH 1.40%, 4/26/19	585	580,741

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wells Fargo & Co. 2.125%, 4/22/19	$125	$125,555
Wells Fargo Bank NA 1.75%, 5/24/19	850	848,181

		12,426,824

Finance – 0.8%
Synchrony Financial 2.60%, 1/15/19	575	579,382

Insurance – 3.3%
Berkshire Hathaway Finance Corp. 1.70%, 3/15/19	670	671,581
Metropolitan Life Global Funding I 1.95%, 12/03/18(a)	550	551,078
Pricoa Global Funding I 1.45%, 9/13/19(a)	560	552,978
UnitedHealth Group, Inc. 1.70%, 2/15/19	670	669,169

		2,444,806

REITS – 1.3%
American Tower Corp. 2.80%, 6/01/20	440	444,264
Simon Property Group LP 2.50%, 9/01/20	560	564,513

		1,008,777

		16,459,789

Utility – 4.2%
Electric – 4.2%
Dominion Resources, Inc./VA Series A 1.875%, 1/15/19	105	104,733
Series B 1.60%, 8/15/19	455	449,181
Edison International 2.125%, 4/15/20	555	555,566
Exelon Corp. 2.45%, 4/15/21	548	544,723
Exelon Generation Co. LLC 2.95%, 1/15/20	130	131,919
National Rural Utilities Cooperative Finance Corp. 1.65%, 2/08/19	670	668,680
Southern Co. (The) 1.85%, 7/01/19	675	671,321

		3,126,123

Total Corporates – Investment Grade (cost $46,725,176)		46,774,824

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 19.0%
Autos - Fixed Rate – 9.0%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19	$83	$83,457
Series 2016-2, Class A4 1.60%, 1/15/21	1,000	994,847
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20	166	166,021
California Republic Auto Receivables Trust Series 2015-2, Class A3 1.31%, 8/15/19	38	38,455
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(a)	118	118,268
Drive Auto Receivables Trust Series 2016-CA, Class A3 1.67%, 11/15/19(a)	1,000	1,000,418
Enterprise Fleet Financing LLC Series 2014-2, Class A2 1.05%, 3/20/20(a)	50	50,343
Series 2015-1, Class A2 1.30%, 9/20/20(a)	71	70,731
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21	980	979,922
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(a)	128	129,223
Ford Credit Floorplan Master Owner Trust Series 2016-1, Class A1 1.76%, 2/15/21	1,000	1,000,152
GM Financial Automobile Leasing Trust Series 2015-2, Class A3 1.68%, 12/20/18	153	153,206
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)	629	629,126
Hertz Vehicle Financing LLC Series 2016-1A, Class A 2.32%, 3/25/20(a)	1,000	996,449
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18	88	87,995

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18	$57	$56,686
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18	34	34,479
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A2 1.40%, 7/22/19(a)	72	71,999
Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(a)	32	31,805

		6,693,582

Autos - Floating Rate – 3.3%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 1.494% (LIBOR 1 Month + 0.50%), 7/15/20(a)(b)	142	142,281
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A2 1.564% (LIBOR 1 Month + 0.57%), 1/15/22(b)	1,038	1,045,292
NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 2.478% (LIBOR 1 Month + 1.50%), 10/20/20(a)(b)	169	169,000
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A1 1.343% (LIBOR 1 Month + 0.35%), 7/22/19(a)(b)	50	50,008
Wells Fargo Dealer Floorplan Master Note Trust Series 2015-1, Class A 1.493% (LIBOR 1 Month + 0.50%), 1/20/20(b)	1,041	1,042,783

		2,449,364

Credit Cards - Fixed Rate – 2.7%
Synchrony Credit Card Master Note Trust Series 2016-1, Class A 2.04%, 3/15/22	1,984	1,992,969

Other ABS - Fixed Rate – 2.3%
CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21	553	554,166

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Sofi Consumer Loan Program LLC Series 2016-3, Class A 3.05%, 12/26/25(a)	$199	$199,389
Series 2017-2, Class A 3.28%, 2/25/26(a)	939	944,286

		1,697,841

Credit Cards - Floating Rate – 1.7%
American Express Issuance Trust II Series 2013-1, Class A 1.274% (LIBOR 1 Month + 0.28%), 2/15/19(b)	1,200	1,201,933
World Financial Network Credit Card Master Trust Series 2015-A, Class A 1.474% (LIBOR 1 Month + 0.48%), 2/15/22(b)	93	93,263

		1,295,196

Total Asset-Backed Securities (cost $14,101,622)		14,128,952

COMMERCIAL MORTGAGE-BACKED SECURITIES – 8.4%
Non-Agency Fixed Rate CMBS – 5.1%
Citigroup Commercial Mortgage Trust Series 2013-GC17, Class A2 2.962%, 11/10/46	435	440,856
Series 2015-GC29, Class A2 2.674%, 4/10/48	1,000	1,013,478
Commercial Mortgage Trust Series 2013-CR6, Class A1 0.719%, 3/10/46	87	86,505
Series 2014-LC15, Class A2 2.84%, 4/10/47	440	446,448
GS Mortgage Securities Trust Series 2007-GG10, Class A4 6.04%, 8/10/45	5	5,289
Series 2013-G1, Class A1 2.059%, 4/10/31(a)	621	605,447
JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C13, Class A2 2.665%, 1/15/46	440	445,017
Series 2013-C16, Class A2 3.07%, 12/15/46	303	306,959

18 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45	$3	$3,350
WF-RBS Commercial Mortgage Trust Series 2013-C16, Class A2 3.223%, 9/15/46	430	438,264

		3,791,613

Non-Agency Floating Rate CMBS – 3.3%
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.914% (LIBOR 1 Month + 0.92%), 6/15/29(a)(b)	1,000	1,000,629
Series 2015-SGP, Class A 2.694% (LIBOR 1 Month + 1.70%), 7/15/36(a)(b)	400	402,000
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 2.044% (LIBOR 1 Month + 1.05%), 4/15/32(a)(b)	61	61,031
Starwood Retail Property Trust Series 2014-STAR, Class A 2.214% (LIBOR 1 Month + 1.22%), 11/15/27(a)(b)	1,000	990,312

		2,453,972

Total Commercial Mortgage-Backed Securities (cost $6,301,020)		6,245,585

COLLATERALIZED MORTGAGE OBLIGATIONS – 6.9%
Risk Share Floating Rate – 5.9%
Bellemeade Re II Ltd. Series 2016-1A, Class M2A 5.491% (LIBOR 1 Month + 4.50%), 4/25/26(b)(c)	160	161,209
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2016-DNA2, Class M1 2.241% (LIBOR 1 Month + 1.25%), 10/25/28(b)	130	130,324
Series 2016-HQA1, Class M1 2.741% (LIBOR 1 Month + 1.75%), 9/25/28(b)	786	791,214

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016-HQA2, Class M1 2.191% (LIBOR 1 Month + 1.20%), 11/25/28(b)	$592	$594,135
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C02, Class 2M1 1.941% (LIBOR 1 Month + 0.95%), 5/25/24(b)	692	693,555
Series 2016-C02, Class 1M1 3.141% (LIBOR 1 Month + 2.15%), 9/25/28(b)	1,322	1,341,756
Series 2016-C03, Class 1M1 2.991% (LIBOR 1 Month + 2.00%), 10/25/28(b)	618	629,493

		4,341,686

Agency Fixed Rate – 1.0%
Federal Home Loan Mortgage Corp. REMICs Series 4029, Class LD 1.75%, 1/15/27	514	508,542
Series 4459, Class CA 5.00%, 12/15/34	217	230,801

		739,343

Total Collateralized Mortgage Obligations (cost $5,043,746)		5,081,029

	Shares
SHORT-TERM INVESTMENTS – 3.5%
Investment Companies – 3.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.57%(d)(e) (cost $2,612,278)	2,612,278	2,612,278

Total Investments – 100.7% (cost $74,783,842)		74,842,668
Other assets less liabilities – (0.7)%		(515,261)

Net Assets – 100.0%		$74,327,407

20 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)	7,300	7/23/17	3 Month LIBOR	0.943%	$13,154
Citigroup Global Markets, Inc./(CME Group)	6,300	2/26/18	3 Month LIBOR	0.801%	(31,636)
Citigroup Global Markets, Inc./(CME Group)	1,850	2/26/21	1.141%	3 Month LIBOR	46,806

					$28,324

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2017, the aggregate market value of these securities amounted to $14,378,839 or 19.3% of net assets.

(b)	Floating Rate Security. Stated interest/floor rate was in effect at April 30, 2017.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.22% of net assets as of April 30, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2A 5.491%, 4/25/26	4/29/16	$160,098	$161,209	0.22%

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ABS – Asset-Backed Securities

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

See notes to financial statements.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 21

STATEMENT OF ASSETS & LIABILITIES

April 30, 2017

Assets
Investments in securities, at value
Unaffiliated issuers (cost $72,171,564)	$72,230,390
Affiliated issuers (cost $2,612,278)	2,612,278
Cash	77,267
Cash collateral due from broker	18,254
Interest receivable	342,296
Affiliated dividends receivable	368
Receivable due from Adviser	131

Total assets	75,280,984

Liabilities
Payable for shares of beneficial interest redeemed	739,549
Dividends payable	136,722
Due to broker	77,252
Payable for variation margin on exchange-traded derivatives	54

Total liabilities	953,577

Net Assets	$74,327,407

Composition of Net Assets
Shares of beneficial interest, at par	$76
Additional paid-in capital	74,900,670
Distributions in excess of net investment income	(150,838)
Accumulated net realized loss on investment transactions	(509,651)
Net unrealized appreciation on investments	87,150

$74,327,407

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 7,551,248 common shares outstanding)	$9.84

See notes to financial statements.

22 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

STATEMENT OF OPERATIONS

Year Ended April 30, 2017

Investment Income
Interest	$2,916,140
Dividends—Affiliated issuers	10,182
Other income(a)	4,642

Total investment income		$2,930,964

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions		707,892
Swaps		431,805
Net change in unrealized appreciation/depreciation of:
Investments		(913,929)
Swaps		(319,654)

Net loss on investment transactions		(93,886)

Net Increase in Net Assets from Operations		$2,837,078

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 23

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2017	Year Ended April 30, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,930,964	$1,624,224
Net realized gain (loss) on investment transactions	1,139,697	(63,046)
Net change in unrealized appreciation/depreciation of investments	(1,233,583)	1,045,842

Net increase in net assets from operations	2,837,078	2,607,020
Dividends to Shareholders from
Net investment income	(3,408,557)	(1,951,877)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(232,334,424)	188,990,290

Total increase (decrease)	(232,905,903)	189,645,433
Net Assets
Beginning of period	307,233,310	117,587,877

End of period (including distributions in excess of net investment income of ($150,838) and ($191,950), respectively)	$74,327,407	$307,233,310

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2017

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering three separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares and AB Taxable Multi-Sector Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Taxable Multi-Sector Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the

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NOTES TO FINANCIAL STATEMENTS (continued)

counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss

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NOTES TO FINANCIAL STATEMENTS (continued)

expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2017:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$46,774,824		$	– 0	–	$46,774,824
Asset-Backed Securities		– 0	–	12,985,277			1,143,675		14,128,952
Commercial Mortgage-Backed Securities		– 0	–	6,240,296			5,289		6,245,585
Collateralized Mortgage Obligations		– 0	–	5,081,029			– 0	–	5,081,029
Short-Term Investments		2,612,278		– 0	–		– 0	–	2,612,278

Total Investments in Securities		2,612,278		71,081,426			1,148,964		74,842,668
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	59,960			– 0	–	59,960	(b)
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(31,636)			– 0	–	(31,636	)(b)

Total(c)		$2,612,278		$71,109,750			$1,148,964		$74,870,992

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were no transfers between any levels during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset- Backed Securities			Commercial Mortgage- Backed Securities		Total
Balance as of 4/30/16	$	– 0	–	$1,076,733		$1,076,733
Accrued discounts/(premiums)		30		(293)		(263)
Realized gain (loss)		101		(41,212)		(41,111)
Change in unrealized appreciation/depreciation		6,823		35,611		42,434
Purchases		1,248,326		– 0	–	1,248,326
Sales		(111,605)		(1,065,550)		(1,177,155)
Transfers in to Level 3		– 0	–	– 0	–	– 0	–
Transfers out of Level 3		– 0	–	– 0	–	– 0	–

Balance as of 4/30/17		$1,143,675		$5,289		$1,148,964

Net change in unrealized appreciation/depreciation from investments held as of 4/30/17(a)		$6,823		$(148)		$6,675

(a)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

As of April 30, 2017, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”)

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NOTES TO FINANCIAL STATEMENTS (continued)

and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these

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NOTES TO FINANCIAL STATEMENTS (continued)

differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Fund’s Advisory Agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a Distribution Agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”). The Fund may invest in Government Money Market Portfolio which has a contractual annual advisory fee

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NOTES TO FINANCIAL STATEMENTS (continued)

rate of .20% of the Portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to reimburse the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended April 30, 2017 such reimbursement amounted to $4,616. A summary of the Fund’s transactions in shares of the Government Money Market Portfolio for the year ended April 30, 2017 is as follows:

Market Value 4/30/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/17 (000)	Dividend Income (000)
$ 3,416	$174,448	$175,252	$2,612	$10

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2017 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$82,269,735	$162,647,545
U.S. government securities	62,547,621	192,726,708

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$74,783,842

Gross unrealized appreciation	$266,033
Gross unrealized depreciation	(207,207)

Net unrealized appreciation	$58,826

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures,

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NOTES TO FINANCIAL STATEMENTS (continued)

including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

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NOTES TO FINANCIAL STATEMENTS (continued)

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended April 30, 2017, the Fund held interest rate swaps for hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of April 30, 2017, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling

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NOTES TO FINANCIAL STATEMENTS (continued)

protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended April 30, 2017, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended April 30, 2017, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$59,960	*	Receivable/Payable for variation margin on exchange-traded derivatives	$31,636	*

Total		$59,960			$31,636

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(37,524)	$94,397

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	469,329	(414,051)

Total		$431,805	$(319,654)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended April 30, 2017:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$17,642,308
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$27,033,333	(a)

(a)	Positions were open for two months during the year.

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NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2017:

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$54	$	– 0	–	$(54)	$	– 0	–	$	– 0	–

Total	$54	$	– 0	–	$(54)	$	– 0	–	$	– 0	–

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at April 30, 2017.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2017	Year Ended April 30, 2016

Shares sold	18,115,283	32,935,056	$179,252,094	$325,171,658

Shares redeemed	(41,561,169)	(13,733,956)	(411,586,518)	(136,181,368)

Net increase (decrease)	(23,445,886)	19,201,100	$(232,334,424)	$188,990,290

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

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NOTES TO FINANCIAL STATEMENTS (continued)

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Prepayment Risk—The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the Adviser on behalf of the Fund. The Fund did not utilize the Facility during the year ended April 30, 2017.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2017 and April 30, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$3,408,557	$1,951,877

Total distributions paid	$3,408,557	$1,951,877

As of April 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(509,651	)(a)
Unrealized appreciation/(depreciation)	73,034	(b)

Total accumulated earnings/(deficit)	$(436,617	)(c)

(a)	As of April 30, 2017, the Fund had a net capital loss carryforward of $509,651. During the fiscal year, the Fund utilized $611,596 of capital loss carryforwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2017, the Fund had a net short-term capital loss carryforward of $509,651 which may be carried forward for an indefinite period.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the current fiscal period, permanent differences primarily due to the tax treatment of swaps and clearing fees, and paydown gain/loss reclassifications resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized gain on investment and foreign transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE H

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Year Ended April 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 9.91	$ 9.97	$ 9.97	$ 9.97	$ 10.17

Income From Investment Operations
Net investment income(a)	.17	.14	.09	.10	.10
Net realized and unrealized gain (loss) on investment transactions	(.01)	(.02	)†	.03	.02	†	.15	†

Net increase in net asset value from operations	.16	.12	.12	.12	.25

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.18)	(.12)	(.12)	(.14)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.31)

Total dividends and distributions	(.23)	(.18)	(.12)	(.12)	(.45)

Net asset value, end of period	$ 9.84	$ 9.91	$ 9.97	$ 9.97	$ 9.97

Total Return
Total investment return based on net asset value(b)	1.48%	1.26%	1.16%	1.22%	2.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$74,327	$307,233	$117,588	$105,158	$67,791
Ratio to average net assets of:
Net investment income	1.67%	1.44%	.89%	1.04%	1.05%
Portfolio turnover rate	85%	109%	109%	150%	66%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AB Corporate Shares and Shareholders of AB Taxable Multi-Sector Income Shares:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Taxable Multi-Sector Income Shares (the “Fund”), one of the series constituting AB Corporate Shares, as of April 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Taxable Multi-Sector Income Shares, one of the series constituting AB Corporate Shares, at April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 28, 2017

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2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended April 30, 2017.

For foreign shareholders, 88.71% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2018.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,
Senior Vice President and Independent Compliance Officer

Douglas J. Peebles(2),
Senior Vice President

Paul J. DeNoon(2), Vice President

Scott A. DiMaggio(2), Vice President

Shawn E. Keegan(2), Vice President

Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Trust’s portfolio are made by the Adviser’s Core Fixed-Income Team. Messrs. Paul J. DeNoon, Scott A. DiMaggio, Shawn E. Keegan, Douglas J. Peebles and Greg J. Wilensky are the investment professionals primarily responsible for the day-to-day management of the Trust’s portfolio.

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TRUSTEES AND OFFICERS INFORMATION

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith # 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he has been associated since prior to 2004.	95	None

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 47

TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES
Marshall C. Turner, Jr. ## Chairman of the Board 75 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	95	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin ## 75 (2004)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001- 2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	94	None

48 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Michael J. Downey ## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	95	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr. ## 84 (2004)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	95	None

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 49

TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
D. James Guzy ## 81 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	92	None

Nancy P. Jacklin ## 69 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	95	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Carol C. McMullen ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	95	None

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 51

TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Garry L. Moody ## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	95	None

52 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Earl D. Weiner ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	95	None

*	The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Keith is an “interested person” of the Trust as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 53

TRUSTEES AND OFFICERS INFORMATION (continued)

Officer Information

Certain information concerning the Trust’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
OFFICERS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 72	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Douglas J. Peebles 51	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Paul J. DeNoon 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Scott A. DiMaggio 45	Vice President	Senior Vice President of the Adviser**, with which he had been associated since prior to 2012.

Shawn E. Keegan 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Greg J. Wilensky 50	Vice President	Senior Vice President of the Adviser**, with which he had been associated since prior to 2012.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

54 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Taxable Multi-Sector Income Shares (the “Fund”) at a meeting held on November 1-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee (zero) for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 55

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

56 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Fund against a peer universe selected by Broadridge, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2016 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate paid by the Fund to the Adviser (zero) and information provided by Broadridge showing the fees paid by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 57

paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, the directors reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors recognized that this information was of limited utility in light of the Fund’s unusual fee arrangement.

Since the Fund does not bear ordinary expenses, the directors did not consider comparative expense information.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero, the directors did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

58 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 1, 2016, Sustainable Global Thematic Fund was named Global Thematic Growth Fund; prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 59

NOTES

60 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

AB TAXABLE MULTI-SECTOR INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TMSIS-0151-0417

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed* by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Corp Income Shares	2016	$31,607	$—	$17,900
	2017	$32,537	$—	$17,885
AB Taxable Multi-Sector Income Shares	2016	$35,011	$—	$18,386
	2017	$36,041	$—	$18,282
AB Municipal Income Shares	2016	$44,057	$—	$17,789
	2017	$45,353	$—	$17,572

*	The Fund’s Adviser absorbs all ordinary Fund expenses, including the Fund’s audit fees, audit-related fees and tax fees.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Corp Income Shares	2016	$491,995	$17,900
			$—
			$(17,900)
	2017	$613,175	$17,885
			$—
			$(17,885)
AB Taxable Multi-Sector Income Shares	2016	$492,481	$18,386
			$—
			$(18,386)
	2017	$613,572	$18,282
			$—
			$(18,282)
AB Municipal Income Shares	2016	$478,684	$17,789
			$—
			$(17,789)
	2017	$612,862	$17,572
			$—
			$(17,572)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Corporate Shares

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: June 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: June 29, 2017

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: June 29, 2017